SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ELEPHANT TALK COMMUNICATIONS, INC.
(Name of Registrant As Specified in its Charter)

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ELEPHANT TALK COMMUNICATIONS, INC.
438 Katella Avenue, Suite 217
Orange, California 92867

December 31, 2007

To the stockholders of Elephant Talk Communications, Inc.:

Elephant Talk Communications, Inc. cordially invites you to attend our annual meeting of stockholders to be held at 9:00 a.m. (Eastern Standard Time) on _____, January __, 2008 at the offices of Ellenoff Grossman & Schole LLP, which are located at 370 Lexington Avenue, 19th Floor, New York, New York 10017.

The notice of annual meeting of stockholders and the proxy statement accompanying this letter describe the specific matters to be acted upon. In addition to the specific matters to be acted upon, there will be an opportunity for questions of general interest to the stockholders.

It is important that your shares be represented at the meeting. Please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the meeting even if you cannot attend.

Thank you for your continued interest in Elephant Talk Communications, Inc.

Sincerely yours,

Steven Van der Velden
Chairman of the Board of Directors

ELEPHANT TALK COMMUNICATIONS, INC.
438 Katella Avenue, Suite 217
Orange, California 92867

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
January _, 2008

To the stockholders of Elephant Talk Communications, Inc.:

The annual meeting of stockholders of Elephant Talk Communications, Inc. will be held at 9:00 a.m. (Eastern Standard Time) on _______, January __, 2008 at the offices of Ellenoff Grossman & Schole LLP, which are located at 370 Lexington Avenue, 19th Floor, New York, New York 10017, for the following purposes:

1.	To elect seven Directors for a term expiring in 2009, or until their successors are duly elected and qualified;

2.	To approve a twenty five to one reverse split (the “Reverse Split”) of our issued and outstanding common stock;

3.
To approve the adoption of an Amended and Restated Articles of Incorporation to: (1) authorize 50,000,000 shares of Preferred Stock, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time; (2) revise the purpose clause of the Company in the Certificate to engage in any lawful act under the corporate laws of the State of California; (3) to change the number of directors from nine to any number between six and eleven, such number to be determined in the manner provided in the by-laws; (4) include indemnification provisions for directors and other agents of the Company; and (5) enact other such ancillary changes necessary to accomplish the aforesaid which appear in the amended and restated articles of incorporation;

4.	To adopt our 2008 Long-Term Incentive Plan; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

If you are a stockholder of record at the close of business on _______, 2007, you are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. This notice and proxy statement are first being mailed to stockholders on or about December 31, 2007.

BY ORDER OF THE BOARD OF DIRECTORS,

Alex Vermeulen
Secretary

Dated: December 31, 2007
             Orange, California

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. IF YOUR BROKER HOLDS YOUR SHARES OF THE COMPANY’S COMMON STOCK IN STREET NAME, YOU MUST DIRECT YOUR BROKER ON HOW TO VOTE YOUR SHARESOR OBTAIN A PROXY FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

ELEPHANT TALK COMMUNICATIONS, INC.

ELEPHANT TALK COMMUNICATIONS, INC.
438 Katella Avenue, Suite 217
Orange, California 92867

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
January __, 2008

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Elephant Talk Communications, Inc. (the “Company”)  for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 9:00 a.m. (Eastern Standard Time) on _______, January )), 2008 at the offices of Ellenoff Grossman & Schole LLP, which are located at 370 Lexington Avenue, 19th Floor, New York, New York 10017, and at any adjournment or postponements thereof.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

January __, 2008, 9:00 a.m. (local time).

Where will the Annual Meeting be held?

The annual meeting will be held at the office of the Company located at the offices of Ellenoff Grossman & Schole LLP, which are located at 370 Lexington Avenue, 19th Floor, New York, New York 10017.

What is being considered at the meeting?

At the Meeting, Stockholders will be considering the following proposals:

1.	To elect seven Directors for a term expiring in 2009, or until their successors are duly elected and qualified;

2.	To approve a twenty five to one reverse split (the “Reverse Split”) of our issued and outstanding common stock;

3.
To approve the adoption of an Amended and Restated Articles of Incorporation to: (1) authorize 50,000,000 shares of Preferred Stock, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time; (2) revise the purpose clause of the Company in the Certificate to engage in any lawful act under the corporate laws of the State of California; (3) to change the number of directors from nine to any number between six and eleven, such number to be determined in the manner provided in the by-laws; (4) include indemnification provisions for directors and other agents of the Company; and (5) enact other such ancillary changes necessary to accomplish the aforesaid which appear in the Amended and Restated Articles of Incorporation;

4.	To adopt our 2008 Long-Term Incentive Plan; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the meeting?

You may vote at the meeting if you owned common stock as of the close of business on __________, 2007. Each share of common stock is entitled to one vote.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS, THE 25 TO 1 REVERSE SPLIT, THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND THE ADOPTION OF THE 2008 LONG-TERM INCENTIVE PLAN.

How do I vote?

You can vote in two ways:

•	by attending the meeting and voting thereat; or
•	by completing, signing, dating and returning the enclosed proxy card.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of directors, FOR the 25 TO 1 reverse split, FOR the adoption of the Amended and Restated Articles of Incorporation and FOR the adoption of the 2008 Stock Incentive Plan.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares of common stock. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Signature Stock Transfer, Inc. and their telephone number is (972) 612-4120.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the election of directors. Neither the adoption of the Amended and Restated Articles of Incorporation nor the adoption of the 2008 Stock Incentive Plan are considered “routine” matters. When a brokerage firm votes its customers’ unvoted shares, these shares are counted for purposes of establishing a quorum.  At our meeting these shares will be counted as voted by the brokerage firm in the election of directors.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on ____________, 2007, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the annual meeting. If you want to attend the annual meeting, but not vote at the annual meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to ______________, 2007, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the meeting, we urge you to vote by proxy in advance of the annual meeting to ensure your vote is counted.

Can I change my mind after I return my proxy?

Yes. You may change your vote at any time before your proxy is voted at the annual meeting. If you are a stockholder or shareholder of record, you can do this by giving written notice to your respective corporate secretary, by submitting another proxy with a later date, or by attending the meeting and voting in person. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of _________, 2007 must be present in person or by proxy at the meeting. This is referred to as a quorum. On ____________ 2007, there were 238,265,927 shares of common stock outstanding and entitled to vote.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” will have no effect on the vote for election of directors.

What vote is required to approve the 25 to 1 reverse split?

The approval of the 25 to 1 reverse split will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the 25 to 1 reverse split.

What vote is required to adopt the Amended and Restated Certificate of Incorporation?

The adoption of the Amended and Restated Articles of Incorporation will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the Amended and Restated the Company’s Articles of Incorporation.

What vote is required to adopt the 2008 Stock Incentive Plan?

The adoption of the 2008 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Meeting. Therefore, abstentions and broker non-votes will have no effect on the vote to adopt the 2008 Stock Incentive Plan.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposal described in this proxy statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report or on a Current Report on Form 8-K.

When are shareholder proposals for the 2009 annual meeting due?

Any shareholder proposals for the 2008 annual meeting must be received by us, directed to the attention of the Company’s President, Mr. Steven Van der Velden, Elephant Talk Communications, Inc., 438 Katella Avenue, Suite 217, Orange, California 92867 no later than April 30, 2008. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, seven individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of seven persons. Five of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The two new nominees are _______ and _______. The two new nominees are not related to each other and are “independent.”

The five current Directors to be considered for re-election are Steven Van der Velden, Willem Ackermans, Martin Zuurbier, Yves R. Van Sante and Johan Dejager, all of whom currently are not independent.

Our Amended and Restated Articles of Incorporation will authorize the Board of Directors to fix the number of Directors that constitute the whole Board at any number that is not less than six and not more than eleven. The Bylaws also give our Board of Directors the authority to appoint new Directors to fill vacancies and newly created positions on the Board.

As described above, our Directors will generally serve one-year terms. If all the nominees are elected, the Board of Directors will consist of seven Directors.

Although we plan to have a seven-person Board of Directors following the 2008 Annual Meeting of Shareholders, our Board may utilize its authority granted in the Bylaws to increase the number of Directors and to appoint Directors to ensure compliance with NASDAQ rules that require that a majority of our Directors be “independent” as defined in NASDAQ rules. This means the number of Directors may be different than we currently plan.

Information about each of the nominees, and current Directors, is set forth below.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this section.

If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee designated by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. Such persons have been nominated to serve until the annual meetings described in this Proxy Statement or until their successors, if any, are elected or appointed. This section contains the names and biographical information for each of the nominees and current Directors.

Our Amended and Restated Articles of Incorporation allow directors to be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Position	Director Since
Steven Van der Velden	51	Chairman of the Board President, Chief Executive Officer and Director	2006
Willem Ackermans	52	Chief Financial Officer and Director	2007
Martin Zuurbier	48	Chief Operating Officer, Chief Technical Officer and Director	2007
Yves R. Van Sante	47	Director	2006
Johan Dejager	48	Director	2006
(1)(2)		Director
(1)(2)		Director

            (1) Member of Audit Committee.
            (2) Member of Nominating Committee.

Each of the directors is to be elected at this meeting to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Steven Van der Velden has been director since October 24, 2006 and the Chairman, President and Chief Executive Officer since October 30, 2006. Mr. Van der Velden has experience in consultancy, logistics, real estate development, and telecommunications, e-commerce and investment management. He founded his first consultancy firm in 1983 and since then Mr. Van der Velden has successfully started over a dozen companies. Mr. Van der Velden is involved in various Information Communication Technology ventures throughout Europe, North America and the Far East, and currently serves as Chairman of the Board of QAT Investments SA in Luxembourg. In 2000, he co-founded E-commerce Park NV, which has developed a 50,000 sq.ft. data centre and Internet hosting facility, located on top of the various fiber optic landing points in Curacao. In 1994, Mr. Van der Velden co-founded the ITA International Telemedia Association, known today as the Network for Online Commerce, and served as its first Chairman. In the same year, he co-founded InTouch Telecom SA/NV to offer a wide range of business and consumer telecom applications to the Belgian Market, and served as its CEO until the company was sold to Global TeleSystems, Inc. in 1999.  From 1988 until 1992 he served as the first Managing Director of Antillephone NV. Currently he is a Director of Unicom NV. Between 1986 and 1988, Mr. Van der Velden co-headed a team of 16 consultants, which advised on and implemented a wide range of measures to balance budgets and to restructure the internal organizations of the Governments of both the Dutch Antilles and the island of Curacao. Mr. Van der Velden earned his Master’s Degree in Business Administration from Rotterdam School of Management, the Netherlands, and a Master’s Degree in Law from Leiden University, the Netherlands. He splits his time between Curacao, Dutch Antilles and Brussels, Belgium.

Willem Ackermans has been the Chief Financial Officer and a director since January 1, 2007.Mr. Ackermans is next to this a partner in M-Ventures B.V., a Dutch based firm focusing on new business development and venture capital activities in the information technology, energy and healthcare industries in Europe. From April 2006 to December 2006, Mr. Ackermans served as an independent consultant and provided amongst others services focused on the development of certain payment systems in the Dutch healthcare sector and services generally in the energy sector. From April 2003 to April 2006, Mr. Ackermans served as Director of Corporate Development and Strategy, M&A, Regulatory Affairs, Sustainability and Environmental Affairs, Technology & Knowledge Management. From October 2001 to March 2003, Mr. Ackermans served as Chief Financial Officer of Telemedia N.V., a wholly-owned subsidiary of the Dutch telecommunications company Koninklijke KPN NV. From 1995 to 2001, Mr. Ackermans served in several positions with the Dutch Telecommunications Company KPN, a.o. as Corporate Treasurer and CFO KPN International. Since 1999 Mr Ackermans served as CFO in the Joint Venture between KPN and Qwest; KPNQwest. Before 1995, Mr. Ackermans acted as Corporate Treasurer and Financial Director of the Dutch dredging company Royal Boskalis Westminster N.V. In 1983, Mr. Ackermans started his career with Amro Bank NV as Relationship Management Natural Resources. Mr. Ackermans holds a Masters degree in Engineering from the Dutch Technical University at Delft.

Martin Zuurbierhas been the Chief Operating Officer/Chief Technical Officer and a director since January 1, 2007. From January 2005 until January 1, 2007, Mr. Zuurbier had been the Chief Operating Officer and Chief Technology Officer of Benoit Telecom Holding AG, a telecom service provider in Europe that was acquired by the Company on January 1, 2007. From December 1999 to December 2004, Mr. Zuurbier served as director and was the founder of Vocalis Telecom Group located in The Netherlands and Switzerland. Mr. Zuurbier was responsible for building, maintaining and operating a telecommunications network spanning eight countries in Europe, including all back-office, billing and Client Relation Management systems. From January 1995 to June 1999, Mr. Zuurbier was directly involved in the telecommunications industry and was involved in the development of new switching technology in collaboration with hardware manufacturer Dialogic, implementation of the Amsterdam Carrier Ring in 1999 with COLT Telecom BV as the launch customer, and negotiating increased capacity on behalf of various international telecommunications companies. Prior to 1995, Mr. Zuurbier was involved in the production of television commercials for the European market.

Yves R. Van Sante has been a director since October 24, 2006.Mr. Van Sante founded QAT Investments S.A. in 2002, where he currently serves as the Chief Executive Officer. Concurrently, Mr. Van Sante has held various Management and Board functions in companies supported by Quercus Aimer Trust Investments (“QAT”), the majority shareholder of ETCI, such as being a member of the Business Club ‘De Warande’ since 1998. In 2000, Mr. Van Sante became the Managing Director of E-port NV in Ostend, Belgium, a call centre owned by the Port of Ostend. When E-port was sold after six months to the Dutch call-centre Call-IT, Mr. Van Sante was asked to become Advisor to the Management Board of Call-IT. In 1999, Mr. Van Sante became Vice-President Business Services with GTS, a Pan European Telecom operator. In this position, Mr. Van Sante consolidated acquisitions and turned a voice Telco operator around into an IP operator. In 1994, Mr. Van Sante co-founded and became partner of InTouch Telecom, a privately owned Belgium Telco company. As its Managing Director, Mr. Sante was responsible for Business Development, Sales and Marketing. From 1987 until 1993, Mr. Van Sante served as Sales and Marketing Manager for Central Europe at 3C Communications (currently named Tele-2) in Luxemburg, where he launched Credit Card Telephony across Europe. Prior to this position, Mr. Van Sante became a Business Unit Manager of Public Telephony at Belgacom, a former Belgian owned telecom operator, where he managed a department of over 650 employees. Mr. Van Sante started his career as an Advisor at United Brokers in 1982. Mr. Van Sante studied Marketing, Communication and Commercial Management at the High School for Business Economics and Commercial Management in Ghent, Belgium in 1980.

Johan Dejager has been a director since October 24, 2006. Mr. Dejager is managing director and owner of Osta Carpets, a specialized niche producer of area rugs with production plants in Belgium and a distribution center in Barcelona, and Gaverdal, a finishing plant for the carpet industry. He is also Managing Director of Ligne Pure, a company specialised in the design and manufacturing of handmade carpets for the decorator market. Mr. Dejager serves as a member of the Board of Directors of QAT Investments SA. In addition, he is a shareholder and director of Keyware, a provider of identity-related solutions and services, and of SPARNEX, an engineering company developing and industrializing DSL products for the telecom industry. Mr. Dejager is a member of the Board of Directors of FEBELTEX (the Federation of the Belgian Textile Companies). As Vice-President of the company, Mr. Dejager is in charge of the subdivision of interior textiles. Mr. Dejager holds a Bachelors degree (1981) and a Masters degree in Commercial Engineering from the University of Leuven, Belgium (1981) and an MBA from Insead Fontainebleau, France (1982).

CORPORATE GOVERNANCE

As the Over-the-Counter Bulletin Board, on which the Company’s shares of common stock are quoted, has no independence requirements, the Company has adopted the independence definitions and requirements of NASDAQ. The discussion below reflects such standards of independence.

Related Party Transactions

Steven Van der Velden, our president, chief executive officer and chairman, owns 31.5% of QAT Investments, SA, (“QAT”) which owns 51.3% of the issued and outstanding capital stock of Rising Water Capital, A.G. (“RWC”), the owner of 42% of our outstanding common stock.  In addition, Mr. Van der Velden owns 17% of the outstanding capital stock of RWC directly.  Yves R. Van Sante, a director of the Company, is the beneficial owner of 6.21% of the issued and outstanding capital stock of QAT.  Johan DeJager, a director of the Company, owns 7.28% of the issued and outstanding capital stock of QAT.  Martin Zuurbier, a director of the Company, owns 17% of the issued and outstanding capital stock of RWC.  The preceding respective interests of our officers and directors shall be incorporated to the following, as applicable.

Pursuant to a Stock Purchase Agreement, on June 30, 2005, the Company sold to an accredited investor: Rising Water Capital (“RWC”), 195,947,395 restricted common shares for a total cash consideration of $7,837,896. As of September 30, 2007, the Company has issued to RWC 100,000,000 of its restricted common stock. The common shares were valued at $0.04 cents per share pursuant to the terms of the agreement. The remaining 95,947,395 common shares to RWC have not been issued to RWC as of September 30, 2007. The Company is obligated to issue the remaining shares as soon as it has sufficient authorized but unissued shares of common stock.

On December 15, 2005, the Company entered into a $3.5 million convertible promissory note with RWC. The Note is payable on demand, and is convertible at a price of $0.035 per share. The promissory bears interest at a rate of 10% per annum. As of the date hereof, no payment of principal or interest has been made upon this promissory note.

On May 26, 2006, the Company entered into a $3.0 million convertible promissory note with RWC. The largest principal amount outstanding under the Note since its creation was $2,660,441, which amount is currently outstanding as of the date hereof. The Note is payable on demand, and is convertible at a price of $0.07 per share. The promissory bears interest at a rate of 10% per annum. As of the date hereof, no payment of principal or interest has been made upon this promissory note.

On October 30, 2006, the Company agreed to issue to RWC an additional 258,546,313, shares of common stock as price adjustment in the June 2005 financing for failed acquisitions leading to lower market value than anticipated.

On December 28, 2006, pursuant to a Stock Purchase Agreement, the Company agreed to sell 109,480,000 restricted common shares at a share price of 0.0375 to five accredited investors for a total consideration of $4,105,500. Of this amount, each of Mr. Van der Velden and Mr. DeJager purchased $944,500. In addition, Amelia & Associates S.A, of which Mr. Van Sante owns one third of the outstanding capital stock, purchased $327,500 worth of common stock.  The Company has received the purchase price and agreed to issue the shares when it has sufficient authorized shares.   The Company is obligated to issue these shares as soon as it has sufficient authorized but unissued shares of common stock to satisfy its obligations.

On August 22, 2007, the Board approved the sale of approximately 104 million restricted common shares to 5 accredited investors for a total consideration of €4,530,000 and $50,000. Mr. Van der Velden purchased approximately $680,000 worth of common stock in this financing.  The Company is obligated to issue these shares as soon as it has sufficient authorized but unissued shares of common stock.

Director Independence

The Board of Directors has determined that _________ and _________ are independent for NASDAQ Stock Market purposes. If elected, _________ and _________ will be the members of the standing committees of the Board of Directors. These committees are: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

In addition, the members of the Audit Committee will each qualify as “independent” under special standards established by the U.S. Securities and Exchange Commission (“SEC”) for members of audit committees. The Audit Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent director.” _________ is the independent director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. _________’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. _________ any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. The Board has also determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve on the Audit Committee.

Committee Membership, Meetings and Attendance

During the fiscal year ended December 31, 2006, there were:

•	4 meetings of the Board of Directors;
•	1 meeting of the Audit Committee;
•	no meetings of the Compensation Committee (as it was newly formed in November 2007); and
•	no meetings of the Nominating Committee (as it was newly formed in November 2007).

Each director attended or participated in at least 75% of the meetings of the Board of Directors and his respective committees held during our fiscal year ended December 31, 2006 and during his term of service.

We encourage all of our directors to attend our annual meetings of stockholders. One of our current directors, who were directors at the time, attended last year's annual meeting of stockholders.

Board Committees

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our Audit Committee is involved in discussions with management and our independent registered public accounting firm with respect to financial reporting and our internal accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and replace our independent registered public accounting firm or nominate the independent auditors for stockholder approval. The Audit Committee must pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee consults with management but does not delegate these responsibilities. See “Audit Committee Report.” A copy of the Audit Committee charter is attached hereto as Annex A and can be found on our website at www.elephanttalk.com.

The Audit Committee reviewed and discussed our audited financial statements as of and for the year ended December 31, 2006 with the Board of Directors.

The Board of Directors reviewed and discussed with representatives of Kabani & Company, Inc., our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended. The Board of Directors has also received and reviewed the written disclosures and the letter from Kabani & Company, Inc. required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended by the Independence Standards Board, and has discussed with Kabani & Company, Inc. their independence.

Our Compensation Committee consists of _________ and _________ and was formed in November 2007 and therefore did not meet in fiscal 2006. Our Compensation Committee awards stock options to officers and employees. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the company. See “Compensation Committee Report on Executive Compensation.” A copy of the Compensation Committee charter is attached hereto as Annex B and can be found on our website at www.elephanttalk.com.

Our Nominating and Corporate Governance Committee consists of _________ and _________ and was formed in November 2007 and therefore did not meet in fiscal 2006. The Nominating and Corporate Governance Committee is responsible for (1) reviewing suggestions of candidates for director made by directors and others; (2) identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of stockholders; (3) recommending to the Board director nominees for each committee of the Board; (4) recommending to the Board the corporate governance principles applicable to the company; and (5) overseeing the annual evaluation of the Board and management. Pursuant to the Nominating and Corporate Governance Committee charter, there is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise. A copy of the Nominating and Corporate Governance Committee charter is attached hereto as Annex C and can be found on our website at www.elephanttalk.com.

Stockholder Communications

Mail can be addressed to Directors in care of the Office of the Secretary, Elephant Talk Communications, Inc., 438 Katella Avenue, Suite 217, Orange, California 92867. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded to the Secretary of the Company. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

Guidelines for Business Conduct and Governance Guidelines

Our Board of Directors has adopted a Code of Business Ethics and Standards of Conduct which has been designated as the code of ethics for directors, officers and employees in performing their duties. The Code of Business Ethics and Standards of Conduct also sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Business Ethics and Standards of Conduct may be found on our website at www.elephanttalk.com.

Our Board of Directors has also adopted Corporate Governance guidelines as required by NASDAQ rules to assist the Board in exercising its responsibilities to the Company and its stockholders. The Corporate Governance Guidelines may be found on our website at www.elephanttalk.com.

Procedures for Considering Nominations Made by Stockholders.

The Nominating and Corporate Governance Committee will consider recommendations for nominations from shareholders if submitted in a timely manner in accordance with the procedures established in our bylaws and will apply the same criteria to all persons being considered. Nominations must be delivered to our Secretary at our principal executive offices not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting; provided however, that in the event the annual meeting is called for a date that is not within thirty (30) calendar days of the anniversary date of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth (10th) calendar day following the day on which public announcement of the date of the annual meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. A shareholder notice to the Secretary of the corporation must set forth (i) the shareholder’s intent to nominate one or more persons for election as a director of the corporation, the name of each such nominee proposed by the shareholder giving the notice, and the reason for making such nomination at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iii) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder proposing such nomination and by the beneficial owner, if any, on whose behalf the nomination is proposed, (iv) any material interest of such shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the proposal is made, (v) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) each nominee and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice, (vi) such information as the board of directors or a nomination or similar committee appointed by the board of directors may require pursuant to resolutions of the board of directors or such committee’s charter, (vii) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the board of directors and (viii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of the corporation if so elected.

Qualifications

It is the policy of the Nominating Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders.

Identification and Evaluation of Candidates for the Board of Directors.

Candidates to serve on our Board of Directors will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on our Board of Directors. The evaluation process for individuals other than existing members of our Board of Directors will include:

•	a review of the information provided to the Nominating Committee by the proponent;
•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and
•	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations.

We will not pay a fee to any third-party to identify or evaluate nominees. In connection with our annual meeting, the Nominating Committee, we did not receive any nominations from any shareholder or group of shareholders that owned more than 5% of our common stock for at least one year or any other third-party source.

Compensation of Directors and Executive Officers

The following table provides certain summary information concerning compensation paid to the named executive officers and directors for the years stated. Individuals we refer to as our “named executive officers” include our current Chief Executive Officer, our former Chief Executive Officer, and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2006.

Related Party Transactions

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Russelle Choi,	2006	$120,000	-	$332,517(1)	$61,444(3)	$513,961
Former President and CEO, Director	2005	$ 127,500	-	-	$5,000(4)	$132,500

Steven Van der Velden	2006	-	-	-	-	-
Chief Executive Officer, Director	2005	-	-	-	-	-

Manu Ohri	2006	$103,835	-	$332,517(2)	$61,444(3)	$497,796
Chief Financial Officer, Director	2005	$111,000	-	-	$5,000(4)	$116,000

Pius Lam	2006	$102,000	-	$332,517(1)	$61,444(3)	$495,961
Former Chief Operating Officer, Director	2005	$96,375	-	-	$5,000(4)	$101,375

(1)
Based on 8,312,920 common shares to the director in consideration of such director’s role in raising capital funding pursuant to the share purchase agreement with Rising Water Capital. The value of common shares issued was accounted for by adjusting such value against the funds raised by the Company.

(2)
Based on 8,312,919 common shares to the director in consideration of such director’s role in raising capital funding pursuant to the share purchase agreement with Rising Water Capital. The value of common shares issued was accounted for by adjusting such value against the funds raised by the Company.

(3)	Directors’ fee for attending Board meetings during the period April 1, 2005 to September 2006
(4)	Directors’ fee for attending Board meetings during the period January 1, 2005 to March 31, 2005.

Narrative Disclosure to Summary Compensation Table.

Employment Agreements

Except as set forth below, the Company currently has no written employment agreements with any of its officers, directors or key employees.

Steven Van der Velden, Chief Executive Office -, Mr. Van der Velden became a board member on October 24, 2006 and replaced Russelle Choi as our Chief Executive Officer and Chairman of the Board of Directors on October 30, 2006. He agreed to accept no compensation for his services through the end of the 2006 fiscal year. The Company intends to enter into an employment agreement with Mr. Van der Velden effective as of January 1, 2007, which will provide for his continued employment in his present capacity as Chief Executive Officer through December 31, 2009. This agreement will continue thereafter in one year periods, unless terminated by either party by giving notice at least ninety days prior to termination.

Manu Ohri, Former Chief Financial Office r– On August 21, 2006, the Company entered into an employment agreement with Manu Ohri in order to secure his services as Chief Financial Officer. The agreement provided for a thirty-six month term, for the election of Mr. Ohri to the Board of Directors, severance provisions, confidentiality provisions, covenants not to compete and indemnity provisions.  Pursuant to the agreement, Mr. Ohri was entitled to receive as base compensation the sum of $140,000 for the period of August 1, 2006 through July 31, 2007, $161,000 for the period of August 1, 2007 through July 31, 2008 and $181,150 for the period of August 1, 2008 through July 31, 2009. In addition, Mr. Ohri was awarded 8,312,919 shares of our common stock in connection with his assistance in our securing financing via a transaction on June 30, 2005.

Mr. Ohri resigned from his position effective upon the appointment of a replacement Chief Financial Officer by the directors of the Company in accordance with the Company's By-Laws. Mr. Ohri's resignation became effective on January 1, 2007. In connection therewith, the Company intends to sign a Consulting Agreement with Mr. Ohri.

Russelle Choi, Former President and Chief Executive Officer – On August 21, 2006, the Company entered into an employment agreement with Russelle Choi in order to secure his services as President and Chief Executive Officer. The agreement provided for a thirty-six month term, for the election of Mr. Choi to the Board of Directors, severance provisions, confidentiality provisions, covenants not to compete and indemnity provisions. Pursuant to the agreement, Mr. Choi was entitled to receive as base compensation the sum of $150,000 for the period of August 1, 2006 through July 31, 2007, $172,500 for the period of August 1, 2007 through July 31, 2008 and $198,375 for the period of August 1, 2008 through July 31, 2009.  In addition, Mr. Choi was awarded 8,312,920 shares of our common stock in connection with his assistance in our securing financing via a transaction on June 30, 2005.

On October 30, 2006, Russell Choi, President, resigned from any and all positions as an officer of the Company and its subsidiaries. The Company entered into a Termination and General Release Agreement with Russelle Choi effective November 1, 2006 whereby the Company a) agreed to ratify the aforementioned issuance of 8,312,920 shares of common stock issued to Mr. Choi as stock grants, and b) agreed to severance pay of $90,000 payable in 36 monthly installments of $2,500 per month. In addition, the Company signed a Consulting Agreement with Mr. Choi for a three year term whereby, the Company agreed to pay a monthly consulting fee of $2,500 and made available a performance related option to purchase up to 1,000,000 shares of common stock at the end of each year of the term of the Consulting Agreement subject to certain stipulations.

Pius Lam, Former Chief Operating Officer – On August 21, 2006, the Company entered into an employment agreement with Pius Lam in order to secure his services as Chief Operating Officer. The agreement provided for a thirty-six month term, for the election of Mr. Lam to the Board of Directors, severance provisions, confidentiality provisions, covenants not to compete and indemnity provisions.  Pursuant to the agreement, Mr. Lam was entitled to receive as base compensation the sum of $144,000 for the period of August 1, 2006 through July 31, 2007, $165,600 for the period of August 1, 2007 through July 31, 2008 and $190,440 for the period of August 1, 2008 through July 31, 2009. In addition, Mr. Lam was awarded 8,312,920 shares of our common stock in connection with his assistance in our securing financing via a transaction on June 30, 2005.

On October 30, 2006, Mr. Lam resigned from his positions with Company and its subsidiaries. The Company accepted his resignation, which became effective immediately. The Company entered into a Termination and General Release Agreement with Mr. Lam effective November 1, 2006 whereby the Company a) agreed to ratify issuance of 8,312,919 shares of common stock issued to Mr. Lam as stock grants, and b) agreed to severance pay of $76,500 payable in 36 monthly installments of $2,125 per month. In addition, the Company signed a Consulting Agreement with Mr. Lam for a three year term whereby, the Company agreed to pay a monthly consulting fee of $4,250, including $2,125 as an advance against commissions which may be earned pursuant to the consulting agreement and made available a performance related option to purchase up to 1,000,000 shares of common stock at the end of each year of the term of the Consulting Agreement subject to certain stipulations.

Furthermore, all former directors (and Choi) were given shares in 2005 and 2006 for their services as a board member; this is disclosed in our filings.

Outstanding Equity Awards

STOCK AWARDS
Name	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Share or Units of Stock that have not Vested ($)	Equity incentive Plan Awards: Number of Unearned Shares, Units or other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested (#)

Russelle Choi	-	-	-	-
Steven Van der Velden	-	-	-	-
Manu Ohri	-	-	-	-
Pius Lam	-	-	-	-

Narrative Disclosure to Outstanding Equity Awards

There are no current outstanding unvested equity awards.

Compensation of Directors Summary Table

The following table represents compensation paid in 2006 to our directors who are not “named executive officers.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation	Total ($)

Francis Lim	-	$61,444	-	-	-	-	$61,444
James Wong	-	$61,444	-	-	-	-	$61,444

(1) Directors fee for attending Board meetings during the period April 1, 2005 thru September 2006, paid to the directors on September 28, 2006.

Narrative to Director Compensation

For attending Board meetings, the Board of Directors approved the quarterly compensation of the Company’s directors with $5,000 worth of restricted common shares valued at the closing market price of the common shares on first day of each month of each fiscal quarter. During the fiscal year ended December 31, 2006, the directors of the Company were issued in the aggregate 680,690 shares of common stock valued at $75,000 for attending the Board meetings for the three quarters ending September 30, 2006. The common shares were valued at the market price of the Company’s shares on the first day of each month of each fiscal quarter in 2006. The Company terminated the director’s compensation policy to attend Board meetings effective October 1, 2006, and, therefore, no additional compensation was paid to directors for attending Board meetings.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF  STEVEN VAN DER VELDEN, WILLEM ACKERMANS, MARTIN ZUURBIER, YVES R. VAN SANTE AND __________, JOHAN DEJAGER AND __________ TO SERVE ON THE COMPANY’S  BOARD OF DIRECTORS UNTIL THE 2008 ANNUAL MEETING OR UNTIL  THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

PROPOSAL 2

PROPOSAL TO APPROVE A TWENTY FIVE TO ONE REVERSE SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK

On _________, 2007, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved a twenty five to one reverse split (the “Reverse Split”) of our issued and outstanding common stock.

Reverse Split

We are requesting shareholder approval to grant the Board of Directors the authority to effect the Reverse Split for the following reasons:

(1) the Board of Directors believes a higher stock price may help generate investor interest in the Company;

(2) the Board of Directors believes this action may attract additional investment in the Company;

(3) as an alternative to increasing our authorized shares of common stock, to satisfy our current obligations to issue shares of our common stock to various individuals as described more fully below.

On December 19, 2007, the Company's Common Stock closed at $0.06 per share. In approving the resolution seeking shareholder approval of the Reverse Split, the Company's Board of Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

The Company currently has outstanding two convertible promissory notes (the “Notes”) and agreements (the “Purchase Agreements”) to issue $10,305,500 worth of its Common Stock to a total of 10 investors. In addition, the Company is currently obligated to issue an aggregate of 72,036,800 shares of common stock to its officers and directors as compensation for employment commitments till December 31, 2009. The Company is also obligated to issue to Rising Water Capital, 95,947,395 shares of common stock, the remaining amount owed under a Stock Purchase Agreement of June 30, 2005 and an additional 258,546,313 shares of common stock as pursuant to a certain settlement agreement entered into October 31, 2006.

Accordingly, the Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend and restate the Articles of Incorporation to, among other things, effect the Reverse Split.

THERE ARE RISKS ASSOCIATED WITH THE REVERSE SPLIT, INCLUDING THAT THE REVERSE SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF THE COMPANY'S COMMON STOCK, THAT ANY INCREASE MAY NOT BE PROPORTIONAL TO THE SPLIT RATIO, OR THAT ANY INCREASE IN THE PER SHARE PRICE OF THE COMMON STOCK WILL NOT BE SUSTAINED.

The Company cannot predict whether the Reverse Split will increase the market price for the Common Stock. The history of similar reverse stock splits for companies in like circumstances is varied. There can be no assurance that:

(1) the market price per share of the Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of the Company's Common Stock outstanding before the Reverse Split; or

(2) the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

The market price of the Company's Common Stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of the Company's Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

As of November 19, 2007, a total of 238,265,927 shares of the Company's currently authorized 250,000,000 shares of common stock are issued and outstanding. On the date the Reverse Split takes effect, there will be approximately 9,530,637 shares outstanding (subject to adjustments in lieu of fractional shares), and an additional 240,469,363 shares authorized but unissued. The Reverse Split would enable the Company, without further shareholder approval, to reserve and issue shares underlying the Notes and the Purchase Agreement and to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.  If all shares are issued to satisfy our obligations, there will be 40,651,292 shares outstanding.  However, the Board of Directors has not authorized a corresponding reduction in the Company’s authorized common stock. Therefore, to the extent the Company issues additional common stock, you will experience voting dilution in your holdings of the Company.  As of the date hereof, there are no plans to use the additional authorized shares of common stock to acquire businesses or assets or to raise additional capital, other than with respect to the prior agreements described herein.  However, the Company is always looking to expand its business through the acquisition of operating businesses or assets, and there is no guarantee that we will not issue shares of our common stock in the future in order to raise capital or acquire a business or asset.

Shares to be Issued

The Company is currently obligated under various agreements to issue an aggregate of 778,106,379 shares of its common stock. The Reverse Split is being proposed in part to provide for sufficient authorized but unissued shares of common stock to satisfy our obligations under these agreements. The specific amounts and the terms upon which the Company shall be obligated to issue the shares of common stock are as follows:

Pursuant to a Stock Purchase Agreement, on June 30, 2005, the Company sold to an accredited investor: Rising Water Capital (“RWC”), 195,947,395 restricted common shares for a total cash consideration of $7,837,896. As of September 30, 2007, the Company has issued to RWC 100,000,000 of its restricted common stock. The common shares were valued at $0.04 cents per share pursuant to the terms of the agreement. The remaining 95,947,395 common shares to RWC have not been issued to RWC as of September 30, 2007. The Company is obligated to issue the remaining shares as soon as it has sufficient authorized but unissued shares of common stock.

On October 30, 2006, the Company agreed to issue to RWC an additional 258,546,313 shares of common stock as price adjustment in the June 2005 financing for failed acquisitions leading to lower market value than anticipated These shares have not yet been issued; however, the Company is obligated to issue them as soon as it has sufficient authorized  but unissued shares.

In addition to the aforesaid, the Company issued to RWC two convertible promissory notes in principal amounts of $3.5 million and $3.0 million and convertible at $0.035 and $0.07, respectively. If RWC elects to convert the outstanding principal amount of $3.5 million with respect to the first promissory note and $2,660,441 on the second, we would be obligated to issue an additional 138,005,871 shares of common stock to RWC. RWC may convert the outstanding principal amount of the Convertible Promissory Notes at any time it so chooses, assuming that the Company has sufficient authorized but unissued shares of common stock to satisfy the conversion.

On December 28, 2006, pursuant to a Stock Purchase Agreement, the Company agreed to sell 109,480,000 restricted common shares at a share price of 0.0375 to five accredited investors for a total consideration of $4,105,500. The Company has received the purchase and agreed to issue the shares when it has sufficient authorized shares. The Company has recorded the 109,480,000 shares to be issued as a liability as of September 30, 2007. The Company is obligated to issue these shares as soon as it has sufficient authorized but unissued shares of common stock to satisfy its obligations.

On June 28, 2007, the Board approved the issuance over a three years period from January 1, 2007 a total of 72,036,800 shares of common stock to its officers and directors for services rendered. The Company is obligated to issue the shares as soon as it has sufficient authorized but unissued shares of common stock. The shares of common stock are to be issued pro rata over the three year period January 1, 2008 through January 1, 2010, beginning on January 1, 2008.

On August 22, 2007, the Board approved the sale of approximately 104 million restricted common shares to 5 accredited investors for a total consideration of €4,530,000 and $50,000.  The Company is obligated to issue these shares as soon as it has sufficient authorized but unissued shares of common stock.

The following table reflects the total amount of shares of common stock we are and could be potentially obligated to issue, on a pre and post reverse split basis.

Transaction	Pre-Split	Post-Split
Rising Water Capital, June 20, 2005	95,947,395	3,837,896
Rising Water Capital, October 30, 2006	258,546,313	10,341,853
Rising Water Capital, $3.5 Mil Note	100,000,000	4,000,000
Rising Water Capital, $2.6 Mil Note	38,005,871	1,520,235
December 28, 2006 Financing	109,480,000	4,379,200
Shares to be issued to Officers/Directors	72,036,800	2,881,472
August 22, 2007 Financing	104,000,000	4,160,000
Total Obligations (shares)	778,016,379	31,120,655
Total Currently Outstanding	238,265,927	9,530,637
Total Potentially Outstanding	1,016,282,306	40,651,292
Total Shares Authorized	250,000,000	250,000,000
Percentage of Authorized Shares Outstanding (pre-issuance of obligated shares)	95%[1]	3.8%
Percentage of Authorized Shares Outstanding (post-issuance of obligated shares)	n/a	29%[2]

(1)	Excludes shares to be issued.
(2)	Includes shares to be issued.

The Company had previously filed an information statement on Schedule 14C in order to, among other things, provide information on the Company’s board of directors’ proposal to increase its authorized shares to 650,000,000 million.  The purpose of the proposed increase was to provide for sufficient authorized shares to satisfy the Company’s obligations under the aforementioned securities and agreements.  However, the Company has abandoned the proposal in lieu of the proposed Reverse Split described herein.  The board of directors believes that, in addition to providing sufficient authorized shares to satisfy its obligations, the Reverse Split will have the ancillary effects of generating additional investor interest and attracting additional investment in the Company.  However, there is no guarantee that either of these effects will occur.  Furthermore, at this time, the Company has no plans to enter into additional financing agreements.

Dilution

Our current investors will experience substantial dilution if the Reverse Split is effected and we satisfy our obligations to issue additional shares. Currently there are 238,265,927 shares of our common stock outstanding held by our current shareholders, comprising 95% of our authorized shares.  Upon effecting the reverse split, our current shareholders will own 3% of our authorized shares.  In addition, upon the issuance of the total amount of shares issuable under the various securities and agreements described above, our current shareholders will then hold 23% of our then-outstanding shares of common stock.   As many of the shares are issuable to RWC, the positions of our other shareholders will be diluted while RWC's position will increase to up to 58.3% of our outstnading common stock.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

The Company will file the Amended and Restated Articles of Incorporation with the Secretary of State of the State of California at such time as the Board of Directors has determined the appropriate effective time for the Reverse Split (the “Split Effective Date”). The form of Amended and Restated Articles of Incorporation is attached as Exhibit “A” to this Proxy Statement. The Reverse Split will become effective on the Split Effective Date. Beginning on the Split Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

As soon as practicable after the Split Effective Date, shareholders will be notified that the Reverse Split has been effected. The Reverse Split will take place on the Split Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split.

Effect on Certificated Shares

If you hold any of your shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-Reverse Split shares to the transfer agent.

Fractional Shares

There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded down to the nearest number of whole shares. No shareholders will receive cash in lieu of fractional shares.

Effect on Outstanding Warrants and Options

The exercise price on all of our outstanding options and warrant shall be proportionately adjusted to account for the reverse split.

Potential Anti-Takeover Effect

Although the reduction in the issued and outstanding shares of common stock as a result of the Reverse Split and the increased proportion of authorized shares of common stock that may be issued could, under certain circumstances, have an anti-takeover effect, the Reverse Split proposal is not being proposed in response to any effort of which the Company is aware of to accumulate shares of the Company's Common Stock or to obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and shareholders.

Accounting Matters

If a reverse split were to become effective, the per share net income or net loss and net book value would be increased because there would be fewer common stock outstanding. We do not anticipate any other accounting consequences would arise as a result of the reverse stock split.

Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reverse Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending upon the state in which such shareholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the Reverse Split.

No gain or loss should be recognized by a shareholder upon such shareholder's exchange of old shares for new shares pursuant to the Reverse Split. The aggregate tax basis of the new shares received in the Reverse Split (including any fraction of a new share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the old shares exchanged therefore. The shareholder's holding period for the new shares will include the period during which the shareholder held the old shares surrendered in the Reverse Split.

The Company's view regarding the tax consequence of the Reverse Split is not binding on the Internal Revenue Service or the courts. Accordingly, each shareholder should consult with such shareholder's own tax advisor with respect to all of the potential tax consequences to such shareholder of the Reverse Split.

Odd Lots

The reverse stock split may increase the number of shareholders of the Company who own “odd lots” of less than 100 shares of our common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Interests of Directors of Officers

Steven Van der Velden, our president, chief executive officer and chairman, owns 31.5% of QAT Investments, SA, (“QAT”) which is the majority shareholder of RWC.  In addition, our directors, Yves Van Sante, Johan Dejager, and Martin Zuurbier, each own equity positions in either QAT or RWC (as more fully described below in the Beneficial Ownership Table).  As a result of the Reverse Split and subsequent issuances of our shares of common stock to RWC as described above, these individuals will indirectly benefit as a result of their ownership of QAT or RWC.

Dissenter's Rights

Under California Law, our shareholders do not have any dissenters' or appraisal rights with respect to the approval of the amendment and restatement of our Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO ENACT A TWENTY FIVE TO ONE REVERSE SPLIT (THE “REVERSE SPLIT”) OF OUR ISSUED AND OUTSTANDING COMMON STOCK

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PROPOSAL 3

PROPOSAL TO APPROVE THE ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN THE FORM ATTACHED HERETO AS EXHIBIT “A” TO: (1) AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK, WHICH MAY BE ISSUED IN ONE OR MORE SERIES, WITH SUCH RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS AS SHALL BE FIXED BY THE COMPANY'S BOARD OF DIRECTORS FROM TIME TO TIME, (2) REVISE THE PURPOSE OF THE COMPANY TO ENGAGE IN ANY LAWFUL ACT UNDER THE CORPORATE LAW OF THE STATE OF CALIFORNIA, (3) TO CHANGE THE NUMBER OF DIRECTORS FROM NINE TO ANY NUMBER BETWEEN SIX AND ELEVEN, SUCH NUMBER TO BE DETERMINED IN THE MANNER PROVIDED IN THE BY-LAWS; (4) INCLUDE INDEMNIFICATION PROVISIONS FOR DIRECTORS AND OTHER AGENTS OF THE COMPANY, AND (5) ENACT OTHER SUCH ANCILLARY CHANGES NECESSARY TO ACCOMPLISH THE AFORESAID WHICH APPEAR IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

Authorization of Blank Check Preferred Stock

In addition to the Reverse Split, the Board is seeking shareholder approval for the authorization to create and issue various series of Preferred Stock without additional shareholder approval. The Board believes such authorization will provide the Company with the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future.

Under the proposed Amended and Restated Articles of Incorporation, the Preferred Stock may be issued from time to time by the board of directors as shares of one or more series, without further shareholder approval. Subject to the provisions of the Amended and Restated Articles of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, by adopting resolutions providing for the issuance of shares of any particular series and, if and to the extent from time to time required by law, by filing with the California Secretary of State a certificate setting forth the resolutions so adopted pursuant to the General Corporation Law of California, to establish the number of shares to be included in each such series and to fix the designation and relative powers, including voting powers, preferences, rights, qualifications and limitations and restrictions thereof, relating to the shares of each such series. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The board of directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

(i)	the distinctive serial designation of such series and the number of shares constituting such series;

(ii)	the annual dividend rate on shares of such series, if any, whether dividends shall be cumulative and, if so, from which date or dates;

(iii)
whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(iv)	the obligation, if any, of the Corporation to retire shares of such series pursuant to a sinking fund;

(v)
whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(vi)	whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

(vii)	the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

(viii)	any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock.

The Board of Directors believes that the creation of the preferred stock is in the best interest of the Company and its shareholders and it believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities and other valid corporate purposes. The Board of Directors further believes that the ability to issue preferred stock may enable the Company to pursue a broader spectrum of financing and growth opportunities than would otherwise be not available to it should it continue to issue only common stock. The Company has no current plans to issue preferred stock, should it be authorized, nor does the Company have any current plans to pursue any specific opportunities requiring the issuance of preferred shares. None of the Company’s directors or executive officers has a personal or financial interest in the issuance of “blank check” preferred stock. No other provision of the Company’s governing documents has a material anti-takeover effect and the company does not currently have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

In approving the Amended and Restated Articles of Incorporation, the Board of Directors considered the following positive factors. The “blank check” preferred stock will provide our Board of Directors with the ability to create preferred shares without a shareholder vote and provide greater financial flexibility and speed at a lower cost, thereby increasing our ability to secure capital or close acquisitions which may benefit the growth of our Company and may help us to increase our revenues and profits. There is a considerable possibility that amending the Company’s Articles of Incorporation to provide for “blank check” preferred stock will not help increase revenues and profits. Nevertheless, the Board of Directors has given great weight to the factors of increased flexibility and speed and lower costs because of the potential benefits to our Company. For example:


The availability of “blank check” preferred stock will permit our Board of Directors to negotiate the precise terms of an equity instrument by creating a new series of preferred stock at will without incurring the costs and delay in obtaining prior shareholder approval. This may permit our Company to more effectively negotiate with, and to satisfy the financial criteria of, an investor or a transaction in a timely manner; and


Dividend or interest rates, conversion rates, voting rights, liquidation preferences, terms of redemption (including sinking fund provisions), redemption prices, preemptive rights, maturity dates and similar characteristics of a series of preferred stock could be determined by our Board of Directors without obtaining prior shareholder approval, thus reducing the time and costs involved in consummating a transaction.

Our Board of Directors also considered significant negative factors which weighed against the adoption of the “blank check” preferred stock. The negative implications of the authorization of “blank check” preferred stock include the following:

	The issuance and designation of any shares of “blank check” preferred stock may result in a dilution of the voting power and equity interests in Elephant Talk of our current shareholders; and


Any other future issuance of “blank check” preferred stock may prevent an acquisition of Elephant Talk by any outsider, as well as make it more difficult for our shareholders to remove incumbent managers and directors.

Our shareholders will be solely reliant upon the business judgment of our Board of Directors regarding the various terms and conditions which may be ascribed to any series of preferred stock created in the future. Moreover, the ability to designate and issue new series of “blank check” preferred stock without shareholder action deprives shareholders of notice that such actions are being considered and of providing input in the process. As a result, preferred stock could be issued quickly and easily, could adversely affect the rights of holders of common stock and could be issued with terms calculated to delay or prevent a change in control, including instances where the independent shareholders of the Company favor a transaction paying an above-market premium for shares of the Company’s stock.  The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The Board of Directors gave weight to potential shareholder dilution, but determined that these factors were well outweighed by the potential benefits of flexibility, time and cost efficiency. Notwithstanding the potential dilution to our common shareholders in voting powers and equity investments, our Board of Directors believes that if it can increase our Company’s revenues and earnings, this growth may be reflected in the trading price of our common stock and the market liquidity of the securities, both of which will benefit our public shareholders. As of December 18, 2007, the last reported trade price of our common stock as reported on the OTC BB was $0.06 per share. Our stock is thinly traded.

Other than the authorization of shares of preferred stock, we do not currently have any plans, commitments, arrangements or agreements, written or otherwise, to issue or designate any of the “blank check” preferred stock to be authorized by the amendment and restatement, nor can we assure our shareholders that the market price of our common stock will rise in the future.  The Amended and Restated Articles of Incorporation would cancel the Board of Director’s previous authorization to designate the rights, preferences and privileges of one class of Preferred Stock: the Series B Preferred Stock.

Amendments Regarding Other Matters

The Company's original Articles of Incorporation, as amended, (the “Original Articles”), were adopted by the Company's predecessor prior to the merger whereby the Company acquired its current business operations. The Original Articles also contained certain provisions that the current Board of Directors deemed to be confusing or unnecessary for inclusion in the Company's Articles of Incorporation. The Board of Directors believed it to be in the best interests of the Company to address these matters by amending and restating the Articles of Incorporation in their entirety. The material changes(other than the changes related to the Reverse Split and blank check preferred stock described above) resulting from adopting the Amended and Restated Articles of Incorporation, or Amended Articles, and the reasons the Board of Directors is recommending such changes are set forth below.

Revision of Purpose Clause of Company. Generally, a corporation is required to state the business purposes for which it is being formed. The Original Articles enumerated several powers the Company may have. The Amended Articles provide that the Company can engage in any lawful activities allowed under California law. The enumeration of the additional powers was deemed unnecessary and repetitive of the powers the Company possesses as a matter of California corporate law.

Indemnification Provisions Related to Directors and Agents. The Original Articles did not provide for the indemnification of any director or agent of the Company.  The Amended Articles provide that the liability of the Company's directors for monetary damages is to be eliminated and the Company's directors are to be indemnified, each to the fullest extent provided under California corporate law. In addition, the Amended Articles provide that the Corporation may agree to indemnify its agents, including its officers, through by-law provisions, agreements with such agents, votes of shareholders or disinterested directors, or any combination thereof, subject only to the limits set forth in Section 204 of the California General Corporation Law. Our Amended and Restated By-Laws provide that we shall indemnify each of our officers or directors who is made a party or is threatened to be made a party to or is otherwise involved in any proceeding against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any such proceeding arising by reason of the fact any such person is or was an agent of the Company. Our Amended and Restated By-Laws further provide that such indemnification rights include the right for expenses to be paid in advance of the final disposition of the proceeding. As a result of adopting the Amended Articles, our directors and officers would not be individually liable to the Company or its shareholders for any damage resulting form the director's or officer's acts or failures to act unless the officers and directors’ failure to act involved a breach of the director's or officer's fiduciary duties or intentional misconduct, fraud or a knowing violation of law. We believe that these provisions are necessary to attract and retain qualified directors and officers. There is currently no pending litigation or proceeding involving any of our directors or officers for which indemnification is being sought.

Number of Directors. The Original Articles provided that the number of directors of the Company be nine. The Amended Articles provide that the number may be anywhere from six to eleven, with the exact number to be determined by the by-laws of the Company.

Delete Provision Regarding Amending the Company's Bylaws. The Original Articles provided that the Company's bylaws could be amended to change the number of directors of the Company only by action of the shareholders. This provision has been deleted and accordingly the by-laws may be amended with respect to the number of directors either by the vote of 66% of our shareholders or our directors.

Interests of Directors of Officers

As a result of the creation of the creation of the blank check preferred stock, our board of directors may create one or more classes that are superior in right, preference and privilege to our common stock. Members of our board of directors and our officers may purchase such preferred stock in private transactions from the Company. In such a case, the rights of our common stockholders may be subordinated to such preferred stock. The board, however, has no intention to create or purchase any classes of preferred stock at this time.

In addition, the issuance of preferred stock may have an entrenchment effect, as more fully described above, which may allow our officers and directors to remain in their positions despite shareholder efforts to remove them. However, at this time, the members of our board of directors are not aware of any such attempts, and have no intention to create and issue a class preferred stock which may have this effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO ADOPT AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN THE FORM ATTACHED HERETO AS EXHIBIT “A” TO: (1) AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK, WHICH MAY BE ISSUED IN ONE OR MORE SERIES, WITH SUCH RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS AS SHALL BE FIXED BY THE COMPANY'S BOARD OF DIRECTORS FROM TIME TO TIME, (2) REVISE THE PURPOSE OF THE COMPANY TO ENGAGE IN ANY LAWFUL ACT UNDER THE CORPORATE LAW OF THE STATE OF CALIFORNIA, (3) TO CHANGE THE NUMBER OF DIRECTORS FROM NINE TO ANY NUMBER BETWEEN SIX AND ELEVEN, SUCH NUMBER TO BE DETERMINED IN THE MANNER PROVIDED IN THE BY-LAWS; (4) INCLUDE INDEMNIFICATION PROVISIONS FOR DIRECTORS AND OTHER AGENTS OF THE COMPANY, AND (5) ENACT OTHER SUCH ANCILLARY CHANGES NECESSARY TO ACCOMPLISH THE AFORESAID WHICH APPEAR IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 4

THE INCENTIVE PLAN PROPOSAL

Background

The Company’s 2008 Long-Term Incentive Plan has been approved by the Company’s Board of Directors. The purposes of our Incentive Plan are to create incentives designed to motivate our employees to significantly contribute toward our growth and profitability, to provide our executives, directors and other employees, and persons who, by their position, ability and diligence, are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence, and to provide such persons with an opportunity to acquire an equity interest in us.

We may grant incentive and non-qualified stock options, stock appreciation rights, performance units, restricted stock awards and performance bonuses, or collectively, awards, to our officers and key employees, and those of our subsidiaries. In addition, the Incentive Plan authorizes the grant of non-qualified stock options and restricted stock awards to our directors and to any independent contractors and consultants who by their position, ability and diligence are able to make important contributions to our future growth and profitability. Generally, all classes of our employees are eligible to participate in our Incentive Plan. No options, restricted stock or other awards under the Incentive Plan have been made or committed to be made as of the date of this proxy statement.

The following is a summary of the material provisions of our Incentive Plan and is qualified in its entirety by reference to the complete text of our Incentive Plan, a copy of which is attached to this proxy statement as Annex “E”.

Stock Subject to the 2008 Incentive Plan

We have reserved a maximum of 5,000,000 shares of our authorized common stock for issuance upon the exercise of awards to be granted pursuant to our Incentive Plan. The amount of reserved shares would not be changed as a result of the proposed reverse split. Each share issued under an option or under a restricted stock award will be counted against this limit. Shares to be delivered at the time a stock option is exercised or at the time a restricted stock award is made may be available from authorized but unissued shares or from stock previously issued but which we have reacquired and hold in our treasury.

In the event of any change in our outstanding common stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, asset acquisition, consolidation, issuance of rights or other similar transactions, the number of shares of our common stock which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under our Incentive Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options as may be appropriate to reflect any such transaction or event.

Administration

Our Board has established a compensation committee that, among other duties, will administer the Incentive Plan. The compensation committee will be composed of [two] members of the Board, a majority of whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. Members of our compensation committee will serve at the pleasure of our Board. In connection with the administration of our Incentive Plan, the compensation committee, with respect to awards to be made to any person who is not one of our directors, will:

•	determine which employees and other persons will be granted awards under our Incentive Plan;
•	grant the awards to those selected to participate;
•	determine the exercise price for options; and
•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board of Directors as to:

•	which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;
•	the terms of proposed grants of awards to those selected by our Board of Directors to participate;
•	the exercise price for options; and
•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our Incentive Plan must be approved by our Board of Directors.

In addition, the compensation committee will:

•	interpret our Incentive Plan; and
•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Types of Awards

Our Incentive Plan permits the Compensation Committee to grant the following types of awards.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. Our Board of Directors or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. Our Incentive Plan also contains provisions for our Board of Directors or a committee of the Board to provide in the participants’ option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a stockholder who owns shares of our outstanding stock of all classes representing more that 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one share of our common stock on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of our common stock with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our common stock on the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options. The exercise price of stock options may be paid in cash, in whole shares of our common stock, in a combination of cash and our common stock, or in such other form of consideration as our Board of Directors or the committee of the Board may determine, equal in value to the exercise price. However, only shares of our common stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights. A stock appreciation right permits the grantee to receive an amount (in cash, common stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board of Directors or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share of common stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board of Directors or a committee of the Board.

Restricted Stock. Restricted shares of our common stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board of Directors or a committee of the Board may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board of Directors or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Performance Units. The Incentive Plan permits grants of performance units, which are rights to receive cash payments equal to the difference (if any) between the fair market value of our common stock on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board of Directors or a committee of the Board or required by law. Such awards are subject to the fulfillment of conditions that may be established by the Board of Directors or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Performance Bonus. The Incentive Plan permits grants of performance bonuses, which may be paid in cash, common stock or combination thereof as determined by the Board of Directors or a committee of the Board. The maximum value of performance bonus awards granted under the Incentive Plan shall be established by the compensation committee at the time of the grant. An employee’s receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the compensation committee. The performance targets will be determined by the Board of Directors or a committee of the Board based upon the factors described above relating to restricted stock awards. Following the end of the performance period, the Board of Directors or a committee of the Board will determine the achievement of the performance targets for such performance period. Payment may be made within 60 days of such determination. Any payment made in shares of common stock will be based upon the fair market value of the common stock on the payment date.

Transferability

With the exception of Non-Qualified Stock Options, awards are not transferable other than by will or by the laws of descent and distribution. Non-Qualified Stock Options are transferable on a limited basis. Restricted stock awards are not transferable during the restriction period.

Change of Control Event

The Incentive Plan provides for the acceleration of any unvested portion of any outstanding awards under the Incentive Plan upon a change of control event unless the terms of a particular award state otherwise.

Termination of Employment/Relationship

Awards granted under our Incentive Plan that have not vested will generally terminate immediately upon the grantee’s termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Board of Directors or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board of Directors or a committee of the Board determines to be advisable after the grantee’s employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee’s employment, twelve months after termination of the optionee’s employment due to disability and three years after termination of the optionee’s employment due to death. The Board of Directors or a committee of the Board may permit a deceased optionee’s stock options to be exercised by the optionee’s executor or heirs during a period acceptable to the Board of Directors or a committee of the Board following the date of the optionee’s death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, our Incentive Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our Incentive Plan, or our obligations with respect to awards outstanding under our Incentive Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our Incentive Plan is assumed, the stock issuable with respect to awards previously granted under our Incentive Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the Incentive Plan.

Amendment of the Incentive Plan

Our Board may amend our Incentive Plan at any time. However, without stockholder approval, our Incentive Plan may not be amended in a manner that would:

•	increase the number of shares that may be issued under our Incentive Plan;
•	materially modify the requirements for eligibility for participation in our Incentive Plan;
•	materially increase the benefits to participants provided by our Incentive Plan; or
•	otherwise disqualify our Incentive Plan for coverage under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Awards previously granted under our Incentive Plan may not be impaired or affected by any amendment of our Incentive Plan, without the consent of the affected grantees.

Accounting Treatment

Under generally accepted accounting principles with respect to the financial accounting treatment of stock options used to compensate employees, upon the grant of stock options under our Incentive Plan, the fair value of the options will be measured on the date of grant and this amount will be recognized as a compensation expense ratably over the vesting period. Stock appreciation rights granted under the Incentive Plan must be settled in common stock. Therefore, stock appreciation rights granted under the Incentive Plan will receive the same accounting treatment as options. The cash we receive upon the exercise of stock options will be reflected as an increase in our capital. No additional compensation expense will be recognized at the time stock options are exercised, although the issuance of shares of common stock upon exercise may reduce basic earnings per share, as more shares of our common stock would then be outstanding.

When we make a grant of restricted stock, the fair value of the restricted stock award at the date of grant will be determined and this amount will be recognized over the vesting period of the award. The fair value of a restricted stock award is equal to the fair market value of our common stock on the date of grant.

Due to consideration of the accounting treatment of stock options and restricted stock awards by various regulatory bodies, it is possible that the present accounting treatment may change.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under our Incentive Plan.

Incentive Stock Options. An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of our common stock acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any shares of our common stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options. An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short- or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights. A participant realizes no taxable income and we are not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Restricted Stock Award. A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. We will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Performance Units and Performance Bonuses. A participant realizes no taxable income and we are not entitled to a deduction when performance units or performance bonuses are awarded. When the performance units or performance bonuses vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, our ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan should not be limited by Section 162(m) of the Code. Further, we believe that compensation income generated in connection with performance awards granted under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or performance bonuses will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the Incentive Plan, then we believe that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued employment with us).

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

Required Vote

Approval of our Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Meeting. Assuming the presence of a quorum of more than 50% of the shares of our common stock, the failure to vote will have no effect on the outcome of the vote.

Interests of Directors of Officers

            Our directors may grant awards under the Incentive Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board of Directors.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 238,265,927 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the amended and restated articles of incorporation and the stock incentive plan proposals. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

The Company’s Board of Directors knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth, as of December 20, 2007, certain information as to the stock ownership of each person known by the Company to own beneficially five (5%) percent or more of the outstanding Common Stock, of each of the Company’s named officers and directors who owns any shares and of all officers and directors as a group. In computing the outstanding shares of Common Stock, the Company has excluded all shares of Common Stock subject to options or warrants that are not currently exercisable or exercisable within 60 days and are therefore not deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person.

Title of Class	Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (A)	Percent*	Percent**

Common stock	Rising Water Capital, A.G. (B) Baarerstrasse 12 Zug, Switzerland 6300	592,499,579	42.0%	58.3%
Common stock	Calfin Trust (I) Postfach 1518 Lettstrasse 10 FL-9490 Vaduz, Liechtenstein	40,000,000	16.8%	3.93%
Common stock	Steven Van der Velden (C) President, CEO and Director Avenue Louise 109 Brussels, Belgium 1050	650,695,980	42.0%	64.2%
Common stock	Russelle Choi (F) (G) Director 8/F, 145-159 Yeung Uk Road Tsuen Wan, Hong Kong	18,289,953	7.7%	1.8%
Common stock	Lam Kwok Hung, (G) 8/F, 145-159 Yeung Uk Road Tsuen Wan, Hong Kong	12,032,710	5.1%	1.18%
Common stock	Yves R. Van Sante, Director (D) Avenue Louise 109 Brussels, Belgium 1050	0	0%	0%
Common stock	Johan Dejager (E) Nijverheidslaan 70 Deerlijk, Belgium 8540	3,734,640	0.0%	.37%
Common Stock	Martin Zuurbier, Director (J)	8,402,132	0%	.83%
Common Stock	Anarjay Concepts, Inc. (H) 438 E. Katella Ave., Suite 217 Orange, CA 92867	12,024,221	5%	1.18%
Common Stock	Willem Ackermans, Chief Financial Officer (K)	6,994,133	0%	1.18%
	All Officers and Directors as a Group	688,116,838	49.7	67.7%

(A)
Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.

(B)
Rising Water Capital, A.G. (“RWC”) is the record owner of 100,000,000 shares of common stock, representing 42.0% of the total outstanding shares as of December 31, 2006.  RWC has the right to acquire within 60 days of the date hereof an additional 483,425,437 shares, provided we have sufficient authorized shares, based on the following: Pursuant to a stock purchase agreement dated June 30, 2005, the Company agreed to sell to RWC an aggregate of 195,947,395.  Of these shares, only the aforementioned 100,000,000 have been issued.  The Company is obligated to issue RWC an additional 95,947,395 shares based on this agreement.  On October 30, 2006, the Company agreed to issue RWC an additional 258,546,313 shares of common stock, none of which have been issued.  RWC could also acquire an aggregate of 138,005,871 shares of common stock upon the conversion of two outstanding promissory notes (excluding shares issuable upon the conversion of outstanding interest, if any), with principal amounts of $3,500,000 and $2,660,441.  The Company currently does not have enough authorized but unissued shares of common stock to satisfy its obligations to issue to RWC the remaining 483,425,437 shares.  However, if the Reverse Split is approved, RWC would be immediately entitled to receive an addition 5,520,235 shares of common stock within 60 days of the date hereof in the case RWC elects to convert the outstanding principal amount of its two promissory notes.  If the Reverse Split is approved and RWC elects to convert the promissory notes, it would, in the aggregate own 29,220,218 shares of common stock, or 58.78% of our then outstanding common stock (such percentage including shares issuable to other parties upon the reverse split.)  Steven Van der Velden, as a result of his ownership of QAT Investments SA, as described in footnote I hereof, and as a result of his position on the board of directors of QAT Investments as well as on the board of directors of RWC, exercises investment and voting control over the shares beneficially owned by RWC.  Mr. Van der Velden disclaims beneficial ownership of such shares.

I
Steven Van der Velden directly owns an aggregate of 39,600,667 shares of the Company’s common stock, consisting of 25,186,667 shares of common stock valued at $944,500 purchased in December, 2006, and 14,414,000 shares of common stock valued at $680,000 purchased in August 2007.  In addition, Mr. Van der Velden controls the voting and investment power of the shares held by RWC, though he disclaims beneficial ownership of them.  Finally, on June 28, 2007, the Company agreed to issue Mr. Van der Velden 29,393,600 shares of its common stock,  9,797,867 shares have already vested and an additional 9,797,867 will vest within 60 days of the date hereof.  The shares of common stock purchased on December 2007 and August 2007 have yet to be issued due to the Company’s insufficient number authorized shares of common stock.

(D)
Yves R. Van Sante is the beneficial owner of approximately 6.21% of the issued and outstanding shares of QAT Investments SA, which is the majority (51.3%) shareholder of RWC. Mr. Van Sante is also owns one third of the outstanding capital stock of Amelia & Associates S.A.  This entity purchased 8,733,333 shares of the Company’s common stock in December 2006. Mr. Van Sante does not control the voting or investment power of the shares of the Company’s common stock held by Amelia & Associates.  These shares of common stock have yet to be issued.

(E)
Johan DeJager is the beneficial owner of approximately 7.28% of the issued and outstanding shares of QAT Investments SA, which is the majority (51.3%) shareholder of RWC. On December 28, 2006, Mr. Dejager individually purchased 25,186,667 shares of the common stock valued at $944,500.

(F)
Russelle Choi is a beneficial owner of 2,286,080 shares of common stock held by Wellgear Far East Limited, and 235,116 shares of common stock held by Wiselink Technologies Limited, which shares are included in the ownership figure reported.

(G)
Lam Kwok Hung is a beneficial owner of 805,739 shares of common stock held by Wiseley International Limited, which shares are included in the ownership figure reported. Lam Kwok Hung is married to Russelle Choi’s sister.

(H)	Manu Ohri is the beneficial owner of Anarjay Concepts, Inc.

(I)	Mr. Thomas Nigg exercises investment and voting control over beneficially owned by Calfin Trust.

(J)
Includes 4,201,066 shares which vested on January 1, 2007 and an additional 4,201,066 shares which will vest on January 1, 2008. At the moment, the company does not have sufficient authorized shares to issue these shares. Mr. Zuurbier owns 17% of the outstanding capital stock of RWC; however, he does not exercise investment and voting control over the shares beneficially owned by RWC.

(K)
Includes 3,497,067 shares which vested on January 1, 2007 and an additional 3,497,067 shares which will vest on January 1, 2008.  At the moment, the company does not have sufficient authorized shares to issue these shares.

*	Based on shares currently issued and outstanding.
**	Based on shares outstanding post reverse split, assuming all obligations to issue shares are satisfied.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2006.

Deadline for Submission of Stockholder Proposals for 2008 Annual Meeting of Stockholders

Stockholders may present proposals for inclusion in the Proxy Statement for the 2008 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2008 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Alex Vermeullen. Mr. Vermeullen will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2006 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.  Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934. Such Report includes the Company’s audited financial statements for the 2006 fiscal year and certain other financial information, which is incorporated by reference herein.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov.

Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Alex Vermeullen, Secretary of the Company, at (___) ___-____.

Preliminary Copy

ELEPHANT TALK COMMUNICATIONS, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned hereby appoints _________ and _________, together as proxies and each with full power of substitution, to represent and to vote all shares of common stock of Elephant Talk Communications, Inc. (“ETC”) at the special meeting of stockholders of ETC to be held on _______________, 2008 at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

1.	Proposal 1: To elect seven Directors for a term expiring in 2008, or until their successors are duly elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Nominees: Steven Van der Velden, Willem Ackermans; Martin Zuurbier; Yves R. Van Sante; Johan Dejager; _________ and _________;

☐ FOR ☐  WITHHOLD          ☐  FOR ALL EXCEPT

2.	Proposal 2: To approve a twenty five to one reverse split (the “Reverse Split”) of our issued and outstanding common stock;

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.
Proposal 3: To approve the adoption of the Amended and Restated Articles of Incorporation to:  (1) authorize 50,000,000 shares of Preferred Stock, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time; (2) revise the purpose clause of the Company in the Certificate to engage in any lawful act under the corporate laws of the State of California; (3) to change the number of directors from nine to any number between six and eleven, such number to be determined in the manner provided in the by-laws; (4) include indemnification provisions for directors and other agents of the Company; and (5) enact other such ancillary changes necessary to accomplish the aforesaid which appear in the Amended and Restated Articles of Incorporation;

☐ FOR ☐  AGAINST          ☐  ABSTAIN

4.	Proposal 4: To adopt our 2008 Long-Term Incentive Plan.

☐ FOR ☐  AGAINST          ☐  ABSTAIN

Our Board of Directors believes that Proposal 1, Proposal 2, Proposal 3, and Proposal 4 are fair to, and in the best interests of, all of our shareholders. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof. If you wish to vote in accordance with our Board of Directors’ recommendations, just sign below. You need not mark any boxes.

Dated	2008
Signature of Shareholder
Signature of Shareholder (if held jointly)

NOTES:

1.
Please sign your name exactly as your name appears hereon. If the shares are owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

2.
2. To be valid, the enclosed form of proxy for the special meeting, together with the power of attorney or other authority, if any, under which it is signed, must be received by [ : ], Eastern Time, on [ ], 2008 at the offices of our transfer agent, Signature Stock Transfer, Inc., 2301 Ohio Drive, Suite 100, Plano, TX, 75093.

3.	Returning the enclosed form of proxy will not prevent you from attending and voting in person at the special meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY TO SIGNATURE STOCK TRANSFER, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

ELEPHANT TALK COMMUNICATIONS, INC.

Steven Van der Velden and _______________ hereby certify as follows:

1. They are the President and Secretary, respectively, of Elephant Talk Communications, Inc., a California corporation.

2. The Amended and Restated Articles of Incorporation of said corporation, as amended, are hereby amended and restated in their entirety to read as follows:

ARTICLE 1.

The name of this corporation (“Corporation”) is Elephant Talk Communications, Inc.

ARTICLE 2.

The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

ARTICLE 3.

This Corporation is authorized to issue two classes of stock, designated “Preferred Stock” and “Common Stock,” respectively. The total number of shares which this Corporation shall have authority to issue is three hundred million (300,000,000), having no par value. The number of shares of Common Stock authorized to be issued is two hundred fifty million (250,000,000) shares, having no par value. The number of shares of Preferred Stock authorized to be issued is fifty million (50,000,000), having no par value.

A. The holders of shares of the Common Stock shall be entitled to vote on all matters to be voted on by the shareholders of the Corporation and shall be entitled to one vote for each share thereof held of record.

B. The Preferred Stock may be issued from time to time by the board of directors as shares of one or more series, without further shareholder approval. Subject to the provisions hereof and the limitations prescribed by law, the board of directors is expressly authorized, by adopting resolutions providing for the issuance of shares of any particular series and, if and to the extent from time to time required by law, by filing with the California Secretary of State a certificate setting forth the resolutions so adopted pursuant to the General Corporation Law of California, to establish the number of shares to be included in each such series and to fix the designation and relative powers, including voting powers, preferences, rights, qualifications and limitations and restrictions thereof, relating to the shares of each such series. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The board of directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

(i) the distinctive serial designation of such series and the number of shares constituting such series;

(ii) the annual dividend rate on shares of such series, if any, whether dividends shall be cumulative and, if so, from which date or dates;

(iii) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(iv) the obligation, if any, of the Corporation to retire shares of such series pursuant to a sinking fund;

(v) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(vi) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

(vii) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

(viii) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series

ARTICLE 4.

The number of directors to constitute the whole board of directors shall not be less than six (6) nor more than eleven (11), and the exact number of directors shall be fixed within these specified limits by the board of directors in the manner provided in the bylaws. Directors shall continue in office until others are elected and qualified in their stead. In case of any vacancies, by reason of an increase in the number of directors, removal by the shareholders or otherwise, subject to the rights of the holders of any series of Preferred Stock then outstanding, each additional director may be elected by a majority of the directors then in office to serve until the end of the term he or she is elected to fill and until his or her successor shall have been elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

Election of directors at all meetings of the shareholders at which directors are to be elected shall be by written ballot or in a manner otherwise determined by the by-laws of the Corporation, and, except with respect to the right of the holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect directors.

ARTICLE 5.

The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

ARTICLE 6.

The Corporation is authorized to provide indemnification of agents, as defined in Section 317 of the California General Corporation law, through bylaw provisions, agreements with such agents, votes of shareholders or disinterested directors otherwise, or any combination of the foregoing, in excess of the indemnification otherwise permitted by said Section 317, subject only to the limits set forth in Section 204 of the California General Corporation Law with respect to actions for breach of duty to the Corporation and its shareholders.

3.               Upon the effectiveness (the “Effective Date”) of the certificate of amendment to the Articles of Incorporation containing this sentence, each twenty five (25) shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the “Split Effective Date”) shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded down to the nearest number of whole shares. No shareholders will receive cash in lieu of fractional shares.

4.               The foregoing amendment and restatement of the Articles of Incorporation of Elephant Talk Communications, Inc. has been duly approved by the Board of Directors of said corporation.

5.               The foregoing Amended and Restated Articles of Incorporation has been duly approved by the required vote of the shareholders of the Corporation in accordance with sections 603 and 903 of the California Corporations Code. The total number of outstanding shares of the Corporation entitled to vote with respect to the foregoing amendment and restatement of the Articles of Incorporation was ___________ shares of Common Stock and zero shares of Series B Preferred Stock. The number of shares voting in favor of this amendment and restatement equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  __, 2008

Steven Van der Velden, President

Alex Vermeulen _, Secretary

Annex “A”

ELEPHANT TALK COMMUNICTIONS, INC.

AUDIT AND FINANCE COMMITTEE CHARTER

There shall be a Committee of the Board of Directors (the “Board”) of Elephant Talk Communications, Inc. (the “Corporation”) to be known as the Audit and Finance Committee (“Committee”) with purpose, composition, duties, authority, and responsibilities, as follows:

I.    PURPOSE OF THE COMMITTEE. The primary purpose of the Committee is to assist the Board in oversight and monitoring of: (i) the Corporation’s financial statements and other financial information provided by the Corporation to its shareholders and others; (ii) compliance with legal and regulatory requirements; (iii) the independent auditors, including their qualifications and independence; (iv) the Corporation’s systems of internal controls, including the Internal Audit function; and (v) the auditing., accounting, and financial reporting process generally. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Corporation’s annual proxy statement. The Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Corporation’s financial statements. It is not the duty of the Committee to conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with Generally Accepted Accounting Principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

II.    COMPOSITION OF THE, COMMITTEE. The members of the Committee shall be appointed by the Board. The Committee will be composed of not less than two (2) members and shall be composed of directors satisfying the independence requirements of applicable NASDAQ and SEC rules. The Chairman of the Committee shall be designated by the Board. Each member shall be able to read and understand fundamental financial statements, in accordance with the NASDAQ Audit Committee requirements, and at least one member ‘Will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities and will otherwise qualify as an “audit committee financial expert” as defined by applicable SEC rules.

III.    COMMITTEE MEETINGS. The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall meet at least quarterly with Management, the Director of Internal Audit, and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. The Committee shall meet with the independent auditors and Management quarterly to review the Corporation’s financial information. The Committee shall report to the full Board with respect to its meetings. The Chairman of the Board, any member of the Committee, or the Secretary of the Corporation may call meetings of the Committee. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.    AUTHORITY AND RESOURCES. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counselor independent auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or other advisors and experts to assist in any investigation and performance of its functions at the Corporation’s expense.

V.    DUTIES ANDRESPONSIBILITIES. To fulfill its responsibilities and duties the Committee shall:

Independent Auditor

1.
Appoint, compensate, and oversee the work of the independent auditors (including resolving disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

2.
Pre-approve audit and non-audit services to be provided to the Corporation by the independent auditors. In this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors and all fees and terms of audit and non-audit engagements with the independent auditors, in each case as may be permissible and compatible with the auditors’ independence. The Committee shall also review and approve disclosures with respect to non-audit services.

3.
Review and provide guidance with respect to the external audit and the Corporation’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Corporation which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) ensuring that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No.1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; and (iv) reviewing reports submitted to the Committee by the independent auditors in accordance with the applicable SEC requirements.

4.
Obtain and review an annual report from the independent auditors describing (i) the independent auditors’ internal quality control procedures and (ii) any material issues raised by the recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and steps taken to deal with any such issues.

5.	Review the experience and qualifications of the senior members of the independent auditor team.

6.	Review and concur with the Corporation’s hiring of employees of the independent auditor who were engaged on the Corporation’s account.

7.	Review the performance of the independent auditors on an annual basis.

8.
Periodically discuss with the independent auditors, (i) their judgments about the quality, appropriateness, and acceptability of the Corporation’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Corporation’s financial statements.

Financial Reporting

9.	Review with Management and the independent auditor:

•
The Corporation’s annual audited financial statements, and related footnotes, and quarterly unaudited financial statements, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to t11ing the Corporation’s Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC.

•	The independent auditors’ audit of the annual financial statements and their report thereon.
•	The accompanying Management Letter and any reports with respect to interim periods.
•	Any major changes to the Corporation’s accounting principals and practices.
•	Any significant changes required in the independent auditors’ audit plan.
•	Any difficulties or disputes with Management encountered during the course of the audit.
•	Other matters related to the conduct of the audit that are to be communicated to the Committee under Generally Accepted Auditing Standards.

10.
Review with Management, the independent auditors, and the Corporation’s counsel, as appropriate, any legal and regulatory matters that may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

11.	Review and discuss earnings press releases prior to public disclosure.

12.	Provide a report for inclusion in the Corporation’s proxy statement in accordance \\ith the rules and regulations of the SEC.

13.	Oversee compliance -with the requirements of the SEC for disclosure of auditors’ services and audit committee member qualifications and activities.

14.
Discuss with the independent auditors the financial statements and audit findings, including any significant adjustments, Management judgments and accounting estimates, significant new accounting policies and disagreements with Management and any other matters described in SAS No. 61, as may be modified or supplemented.

Internal Controls

15.	Review the adequacy of the Corporation’s internal controls and the procedures designed to ensure compliance with applicable laws and regulations.

16.
Consider and review with the independent auditor and the Director of Internal Audit the adequacy of the Corporation’s internal controls and any related significant findings and recommendations of the independent auditor and internal auditing together with Management’s responses thereto.

17.
Establish procedures for receiving, retaining and treating complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Internal Audit

18.	Review and concur with the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

19.	Consider, in consultation with the Director of Internal Audit and the independent auditor, the audit scope and plan of the internal auditors and the independent auditors.

20.
Review with the Director of Internal Audit and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

21.	Consider and review with Management and the Director of Internal Audit:

•	Significant findings during the year and Management’s responses thereto.
•	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
•	Any changes required in the planned scope of their audit plan.
•	The Internal Audit department budget and staffing.

Management Discussions

22.
Review and discuss with Management (i) Management’s financial risk assessment and risk management policies, (ii) the Corporation’s major financial risk exposures and the steps Management has taken to monitor and control such exposures.

23.
Review with Management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints regarding the Corporation’s financial statements or accounting policies.

24.
Periodically review separately with each of Management, the independent auditors, and the Director of Internal Audit (i) any disagreements between Management and the auditors in connections with any audits, (ii) any difficulties encountered during the course of audits, including restrictions in scope or access to required information, and (iii) Management’s response.

25.
Consider and approve, if appropriate, significant changes to the Corporation’s accounting principles and financial disclosure practices as recommended by Management and the independent auditors. Review with Management and the independent auditors, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

26.
Inquire about the application of the Corporation’s accounting policies and its consistency from period to period, and the compatibility of these accounting policies with Generally Accepted Accounting Principles, and, when applicable, the provisions for future occurrences that may have a material impact on the financial statements of the Corporation.

27.	Review and discuss with Management the program that Management has established to monitor compliance with the Corporation’s code of business ethics and conduct.

28.	Review and discuss with Management all disclosures made by the Corporation concerning any material changes in the financial condition or operations of the Corporation.

29.	Review annually the independent auditors’ letter of recommendations to Management and Management’s responses.

30.	Review any Management decision to seek a second opinion from independent auditors other than the Corporation’s regular independent auditors with respect to any significant accounting issues.

31.	Review with Management and the independent auditors the sufficiency and quality of the Internal Audit Department staff and other financial and accounting personnel of the Corporation.

Treasury and Finance

32.	Review periodically the capital structure of the Corporation, and, when necessary, recommend to the Board transactions or alterations to the Corporation’s capital structure.

33.	Review and recommend to the Board changes in the Corporation’s treasury resolutions and expenditure authorizations.

34.	Periodically review matters pertaining to the Corporation’s investment practices for cash management, foreign exchange, investments, and derivatives.

Other

35.
Review for approval or disapproval special transactions or expenditures as specifically delegated by the Board, or such other special transactions or expenditures not specifically delegated by the Board if determined by the Committee that approval by the full Board is not necessary or convenient, such as transactions that require relatively rapid decisions.

36.
Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), leases and other relationships of the Corporation with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves, or significant components of revenues or expenses. Review with Management the sale or acquisition of equity investments and asset acquisitions or dispositions that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves, or significant components of revenues or expenses.

38.	Review and discuss with Management the Corporation’s effective tax rate, adequacy of tax reserves and significant tax developments.

39.	Provide an open avenue of communication between the internal auditors, the independent auditor, and the Board.

40.	Review the Committee’s charter, structure, processes, and membership requirements at least once a year.

41.	Report Committee actions to the Board with such recommendations as the Committee deems appropriate.

42.	Review and approve in advance any proposed related-party transactions and report to the full Board on any approved transactions.

43.	The Committee can delegate any of its responsibilities to the extent allowed under applicable law.

44.	The Committee will perform such other functions as assigned by law, the Corporation’s charter or bylaws, or the Board.

ANNEX “B”
ELEPHANT TALK COMMUNICATIONS, INC.

COMPENSATION COMMITTEE CHARTER

There shall be a Committee of the Board of Directors to be known as the Compensation Committee with purpose, composition, duties and responsibilities, as follows:

Purpose of the Committee. The Committee shall (i) establish and modify compensation and incentive plans and programs, (ii) review and approve compensation and awards under compensation and incentive plans and programs for elected officers of the Corporation, and (iii) be the administering committee for equity compensation plans as designated by the Board.

Composition. The members of the Committee shall be appointed by the Board of Directors. The Committee will be composed of not less than two (2) Board members. Each member shall be “independent” in accordance with applicable law, including the rules and regulations of the Securities and Exchange Commission and the rules of the NASDAQ. Committee members are prohibited from interlocking or insider participation with any member of the board or compensation committee of another company. At least two Committee members will qualify as “outside directors” under Section 162(m) of the Internal Revenue Code. The Chairman of the Committee shall be designated by the Board of Directors. The Chairman of the Board, any member of the Committee or the Secretary of the Corporation may call meetings of the Committee.

Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

Authority and Resources. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel to attend a Committee meeting. The Committee has the right at any time to obtain advice, reports or opinions from internal and external counsel and expert advisors and has the authority to hire and terminate independent legal, financial and other advisors as it may deem necessary, at the Corporation’s expense, without consulting with, or obtaining approval from, any officer of the Corporation in advance.

Meetings. The Committee shall meet as often as it deems appropriate, but not less than twice a year, to perform its duties and responsibilities under this charter. The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

Duties and Responsibilities. The duties and responsibilities of the Committee shall include the following:

•	Review periodically and approve all compensation, incentive, and benefits programs.
•
Conduct and review with the Board of Directors an annual evaluation of the performance of the Chief Executive Officer and review with the CEO and report to the Board annually on the performance of other executive officers.

•	Review and approve periodically the salaries, bonuses and perquisites of elected officers of the Corporation and its subsidiaries, including the Chief Executive Officer.
•
Act as administering committee of the Corporation’s various bonus plans, stock plans and equity arrangements that may be adopted by the Corporation from time to time, with such authority and powers as are set forth in the respective plans’ instruments, including but not limited to establishing performance metrics, determining bonus payouts and the granting of equity awards to employees and executive officers.

•
Review for approval or disapproval special hiring or termination packages for officers and director-level employees of the Corporation and its subsidiaries that go beyond the Board’s adopted criteria for management authority, if it is determined by the members of the Committee that approval by the full Board is not necessary.

•	To the extent it deems necessary, recommend to the Board of Directors the establishment or modification of employee stock-based plans for the Corporation and its subsidiaries.
•	To the extent it deems necessary, review and advise the Board of Directors regarding other compensation plans.
•	Review and comment on management’s Compensation Discussion & Analysis and prepare an annual Compensation Committee Report for inclusion in the Corporation’s proxy statement.
•	Review the Committee charter, structure, process and membership requirements at least once a year.
•	Assume all responsibilities held heretofore by the Option Committee of the Corporation.
•	Report to the Board of Directors concerning the Committee’s activities at least once a year.
•	The Committee can delegate any of its responsibilities to the extent allowed under applicable law.

Exceptions. Notwithstanding any implication to the contrary above:

•
In making its determination regarding compensation and plans which it is responsible for administering, the Committee shall take into account compensation received from all sources, including plans or arrangements which it is not responsible to administer.

•
The Committee should take into consideration the tax-deductibility requirements of Section 162(m) of the Internal Revenue Code when reviewing and approving compensation for executive officers and, if deemed advisable, have such compensation approved by no less than two outside Committee members. If the Committee does not have two outside directors as defined in Section 162(m) of the Internal Revenue Code, such compensation should be approved by a majority of the outside Board members.

•	The Committee shall not be empowered to approve matters which applicable law, the Corporation’s charter, or the Corporation’s bylaws require be approved by a vote of the entire Board.

ANNEX “C”

CHARTER FOR THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS OF ELEPHANT TALK COMMUNICATIONS, INC.

Purpose:

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of Elephant Talk Communications, Inc. shall be to consider and report periodically to the Board of Directors on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and to advise and make recommendations to the Board of Directors with respect to corporate governance matters.

Membership:

•
The Committee shall consist of two or more directors designated as members of the Committee by the full Board of Directors. The Committee shall be appointed by, and will serve at the discretion of, the Board of Directors. Each director shall be “independent” according to the American Stock Exchange requirements.

Responsibilities:

The responsibilities of Committee shall be:

•	Developing and recommending to the Board of Directors specific guidelines and criteria for screening and selecting nominees to the Board of Directors;
•
Reviewing the qualifications of, and recommending to the Board of Directors, those persons to be nominated for membership on the Board of Directors and to be elected by the Board to fill vacancies and newly created directorships;

•	Developing a pool of potential director candidates for consideration in the event of a vacancy on the Board of Directors;
•	Overseeing the Board of Directors performance evaluation process including conducting surveys of director observations, suggestions and preferences;
•	Considering the performance of incumbent members of the Board of Directors in determining whether to recommend that they be nominated for reelection;
•	Evaluating and recommending termination of membership of individual directors in accordance with the Board of Directors' governance principles, for cause or for other appropriate reasons;
•	Making recommendations to the Board of Directors concerning the size, structure and composition of the Board of Directors and its committees;
•	Considering shareholder nominees for election to the Board of Directors;
•	Performing such other functions and duties as may be requested by the Board of Directors from time to time;
•	Consider and make recommendations to the Board of Directors regarding compensation for members of the Board of Directors and its committees;
•	Review this Charter annually and make recommendations to the Board of Directors for any proposed changes;
•	Review the Corporate Governance Guidelines annually and make recommendations to the Board of Directors for any proposed changes.

The Committee shall have authority to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors in the performance of its responsibilities.

Meetings:

The Committee may establish its own schedule for meetings throughout the year, and shall determine the number of meetings necessary and proper for the conduct of the business of the Committee.

Minutes:

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board of Directors.

ANNEX “D”

Code of Business Ethics

The way we do business worldwide

Contents

1.	Fundamental Principles

2.	Responsibilities to ETC

A.	Opportunity is for everyone
B.	Confidential information
C.	Public communications
D.	Mail and electronic communication systems
E.	Conflicts of interest
F.	It’s a matter of record

3.	Responsibilities to Others

A.	Putting the customer first
B.	Quality in all we do
C.	Using ETC and third-party copyrighted material
D.	Environmental health and safety

4.	Responsibilities to the Public

A.	Buying and selling ETC stock
B.	Meeting export requirements
C.	Dealing with government contracts and other government requirements
D.	Political contributions and activities
E.	Trade practices

5.	Compliance and Consequences

A.	Being vigilant
B.	ETC compliance
C.	Consequences
D.	ETC Ethics Policy

1.	Fundamental Principles

Underlying the way we do business at Elephant Talk Communications, Inc. (“ETC”) is one fundamental principle: use good judgment. To give a context for using good judgment, set forth below are some of the basic legal and ethical parameters under which ETC operates. ETC is a publicly held company, and as such, has a responsibility to its shareholders to pay constant attention to all legal and ethical boundaries and to comply with all applicable laws. ETC has the same obligation to the communities in which it does business and to the customers with whom it does business.

Although no two situations are alike, ETC aims for consistency and balance when encountering any ethical issues. At the same time, ETC understands that each employee is responsible for his or her own actions. No one will be excused for misconduct directed or requested by someone else. Part of your job and ethical responsibility is to help enforce these ethics guidelines. You should be alert to possible violations and report possible violations to the Human Resources Department or ETC’s management. You must cooperate in any internal or external investigations of possible violations. Reprisals, threats, retribution or retaliation against any person who has in good faith reported a violation or a suspected violation of law, these ethics guidelines or other ETC policies, or against any person who is assisting in any investigation or process with respect to such a violation, is prohibited.

ETC employees are expected to refer to ETC’s [Employee Handbook] for specific internal policies and procedures for implementing the general principles set forth below.

The way ETC does business centers on six simple general standards:

•	ETC expects its employees, including those of its subsidiaries worldwide, and third parties with whom ETC does business, to maintain the highest standards of business conduct.
•	ETC expects its employees to be totally honest and ethical in all ETC business dealings.
•	ETC expects its employees to avoid situations where a conflict of interest might occur or appear to occur.
•	ETC expects its employees to respect the confidentiality of ETC information and the information of third parties, including our customers and our vendors.
•
ETC conducts its business in accordance with all applicable laws and rules, and in such a way as to attain the highest standards of corporate citizenship, and expects the same of those with whom we do business.

•	ETC conducts its business so that the communities in which we operate are benefited by our presence.

ETC may take action against any employee, independent contractor, consultant, or other party whose actions violate ETC’s standards, policies, or guidelines. Such disciplinary action may include termination of employment or other working relationship, and may subject the person or party to civil and criminal sanctions.

2. Responsibilities to ETC

A.	Opportunity is for everyone

ETC encourages a creative, culturally diverse, and supportive work environment. ETC will not tolerate discrimination, harassment, slurs, jokes or threats based on a person’s race, color, sex, sexual orientation, gender identity characteristics or expression, religion, national origin, age, marital status, disability, or veteran status. This applies to employees, applicants for employment, or others who may be present in the workplace at any ETC location.

Any ETC employee who believes he or she has been discriminated against or harassed, or has witnessed such action, is strongly encouraged to report the incident to any member of the Human Resources Department or to any manager.

B.	Confidential information

ETC’s success is a direct result of its technologically innovative products. The company’s continued success and growth depends on our ability to preserve the confidentiality of our confidential, proprietary and trade secret information, as well as that of others in our possession. Each ETC employee has the duty to respect and protect the confidentiality of all such information. Employees (including temporary workers, consultants, independent contractors and members of the Board of Directors) are expected to read and to comply with ETC’s information protection practices, including information classification, and procedures for handling confidential information.

Employees must also comply with ETC’s policies with respect to personal information of our employees and customers, in addition to complying with all applicable laws governing ETC’s use of such personal information, worldwide.

No ETC employee, employee of a temporary agency, or independent contractor shall disclose any ETC confidential, proprietary, or trade secret information to an outside party unless an authorized ETC representative has previously signed au appropriate agreement or license approved by ETC’s management. No ETC employee, employee of a temporary agency, or independent contractor shall use or disclose to any other party any confidential, proprietary, and trade secret information in ETC’s possession belonging to a third party unless authorized by the third party to do so, and until the party receiving the information has signed an appropriate confidentiality agreement with ETC,

To protect ETC’s interests in its research and development investment, any unsolicited third-party confidential information sent to ETC must be refused or, if inadvertently received by an ETC employee, sent to ETC’s management for appropriate disposition. Employees must be careful not to use or disclose, at ETC, information of former employers or other third parties.

C.	Public communications

ETC has specific policies regarding who can communicate information to the press and the financial analyst community. All inquiries or calls from the press and financial analysts should be referred to the management of the company. ETC has designated its CEO, CFO, COO, and Treasurer and as official ETC spokespeople for financial matters. ETC has designated these officers as official ETC spokespeople for marketing, technical and other such information. Unless authorized by the CEO, these designees are the only people who may communicate with the press and financial analysts.

D. Use of ETC equipment and electronic systems and communications

ETC equipment, networks and electronic systems (such as Internet access, voicemail, e-mail, instant messaging and ETCWeb) are provided to help employees perform their duties while supporting ETC’s business needs, and are for ETC business use. ETC equipment, networks and electronic systems should be used only for ETC business-related purposes; incidental personal use is permitted on a limited basis. Use of ETC-owned equipment for non-ETC commercial use is prohibited.

ETC equipment, networks, mail and electronic systems are provided for use in conducting ETC business, so there should be no expectation of privacy in files, voicemail, e-mail or Internet use. Management may at any time review and monitor any ETC equipment, networks, mail or electronic systems, whether used for business or personal purposes, unless and to the extent that such review and monitoring is otherwise prohibited or limited by applicable law.

E. Conflicts of interest

Conflicts of interest can compromise an employee’s business ethics. At ETC, a conflict of interest is any activity that is inconsistent with or opposed to ETC’s best interests, or that gives the appearance of impropriety. The way to identify a conflict is to decide whether there is potential for even the appearance of divided loyalty on the part of the ETC employee.

Common areas where conflicts of interest may occur are described below. Although these focus on employees, activities of employees’ family members, household members and other third parties in significant relationships with employees should also be examined for any circumstances which may give rise to a conflict of interest, impropriety, or ethical or legal risks, whether real or perceived, for ETC or the ETC employee (examples of significant relationships include domestic partners, dating relationships, and business partnerships outside of ETC).

Payments to or from third parties. All ETC employees must pay for and receive only that which is proper. ETC will make no payments or promises to influence another’s acts or decisions, and the company will give no gifts beyond those extended in normal business dealings. At a minimum, ETC will observe all government restrictions on gifts and entertainment.

Interests in other businesses. ETC employees must avoid any direct or indirect financial or other relationship that could cause divided loyalty. This type of relationship could include, for example, membership on the board of directors of an outside commercial or nonprofit enterprise. ETC employees must receive written permission from _______________ before beginning any employment, business, consulting, financial, or other relationship with another company if the proposed activity is in ETC’s present or reasonably anticipated future business; uses any ETC or third-party confidential, proprietary, or trade secret information; or relates to the services performed by the employee on behalf of ETC. This does not mean, however, that family members are precluded from being employed by one of ETC’s customers, competitors, or suppliers.

Corporate opportunities. ETC employees must not exploit for their own personal gain opportunities that are discovered through the use of ETC property, information, or position unless the opportunity is disclosed fully in writing to ETC’s Board of Directors and the Board of Directors declines to pursue the opportunity.

Projects or inventions. Before beginning work on any project or invention, outside the course and scope of an employee’s work for ETC, that will involve any ETC time, equipment, or materials, or that relates to ETC’s present or reasonably anticipated future business, ETC employees must receive the written permission of the ETC Senior Vice President for their organization.

Investments. Passive investments of not more than one percent of total outstanding shares of companies listed on a national or international securities exchange, or quoted daily by NASDAQ or any other board, are permitted without ETC’s approval, provided the investment is not so large that it creates the appearance of a conflict of interest, and provided it does not involve the improper use of confidential or proprietary information.

Market Intelligence. Though market intelligence is important, only authorized ETC employees should obtain it, and only in straightforward ways. ETC and its employees must never accept or use information otherwise presented. ETC employees may not contact competitors for market intelligence.

Family. ETC employees should avoid conducting ETC business with members of their families (and others with whom they have significant relationships) in another company or business, unless they have prior written permission from the ETC Senior Vice President for their organization. ETC employees must avoid a direct reporting relationship within ETC with any member of their family or others with whom they have a significant relationship. ETC employees must also avoid any direct or indirect financial, business, consulting, or other relationships that could cause divided loyalty, unless the employee has first obtained written permission from the ETC Senior Vice President for his or her organization.

Tips, gifts, and entertainment. ETC employees must not give or receive valuable gifts, including gifts of equipment or money, discounts, or favored personal treatment, to or from any person associated with ETC’s vendors or customers. Such gifts (including advertising novelties, favors, and entertainment) are allowed only when the following conditions are met:

•	They are consistent with our business practices.
•	They are of limited value (US $100 or less).
•	They do not violate any applicable law.
•	Public disclosure would not embarrass ETC.
•	They are not given to any government personnel (see the “Dealing with government contracts” section, below).

This is not intended to preclude ETC from receiving or evaluating appropriate complimentary products and services. It is al so not intended to preclude ETC from making a gift of equipment to a company or an organization, provided that the gift is given openly, with full knowledge by the company or organization, and is consistent with applicable law and ETC’s business interests. It is also not intended to preclude ETC’s attendance at social functions, provided such attendance is approved by management and does not present a conflict of interest or the appearance of a conflict of interest.

In some circumstances, local custom in countries other than the United States may call for the exchange of gifts having more than nominal value as part of a business relationship. In these situations, gifts may be given or received only if they comply with written guidelines that have been approved by ETC’s managing director for the country. Such gifts may be accepted only on behalf of ETC (not an individual) and must be turned over to the Human Resources Department for appropriate disposition, in all cases, the exchange of gifts must be conducted so there is no appearance of impropriety.

No “kickbacks” of any type may be given to any customer’s or vendor’s employees or representatives, No kickback of any type may be received by any ETC employee, particularly those involved in any ETC business transaction, including purchasing goods or services for ETC.

Outside vendors (including temporary agencies and contractors). When dealing with any outside vendors or potential vendors, ETC employees must maintain the highest ethical standards. Only arm’s - length transactions should be conducted. Employees of outside vendors are also expected to maintain the highest ethical standards, including maintaining the confidentiality of any ETC and third-party information that they receive.

Honoraria. Speaking at events, when it is determined to be in ETC’s best interests, is considered part of an employee’s normal j ob responsibilities. Because employees will be compensated by ETC for most or all of their time spent preparing for, attending, and delivering presentations approved by management, employees should not request or negotiate a fee or receive any form of compensation from the organization that requested the speech, unless the employee first receives express written authorization from the ETC Vice President for his or her organization.

These examples above do not list all possible conflicts, but do illustrate some of the conflicts of interest ETC employees must avoid. Ultimately, it is the responsibility of each individual to avoid any situation that would even appear to be a conflict of interest or to be improper. Each employee should feel free to discuss any potential conflict of interest situations with his or her manager or Human Resources.

F. It’s a matter of record

Records count. They are a vital part of maintaining a high level of ethical business transactions. ETC records must be maintained and disposed of properly, in accord with established procedures and ETC policies. All business and accounting transactions must be fully and accurately described in ETC’s formal records, and payments on ETC’s behalf should never be made other than as described in the records. At ETC, there is never any reason for false or misleading entries, and there is no place for undisclosed or unrecorded funds, payments, or receipts.

ETC is required by local, state, federal, foreign and other applicable laws, rules and regulations to retain certain records and to follow specific guidelines in managing its records. Civil and criminal penalties for failure to comply with these guidelines can be severe for ETC and its employees, agents and contractors, and failure to comply with these guidelines may subject an employee, agent or contractor to disciplinary action, up to and including termination of employment or business relationship at ETC’s sole discretion.

A “legal hold” suspends all document destruction procedures in order to preserve appropriate records under special circumstances, such as litigation or government investigations. ETC’s management determines and identifies what types of records or documents are required to be placed under a legal hold. Every ETC employee, agent and contractor must comply with this policy. Failure to comply with this policy may subject the employee, agent or contractor to disciplinary action, up to and including termination of employment or business relationship at ETC’s sole discretion. ETC will notify you if a legal hold is placed on records for which you are responsible. You then must preserve and protect the necessary records in accordance with instructions from ETC. RECORDS OR SUPPORTING DOCUMENTS THAT HAVE BEEN PLACED UNDER A LEGAL HOLD MUST NOT BE DESTROYED, ALTERED OR MODIFIED UNDER ANY CIRCUMSTANCES. A legal hold remains effective until it is officially released in writing by ETC. If you are unsure whether a document has been placed under a legal hold, you should preserve and protect that document while you check with ETC. If you have any questions about this policy you should contact ETC.

All ETC bank accounts that are to be established must be approved and established by ETC’s Treasurer. All payments must be made by recorded and traceable methods: checks (correctly dated), bank drafts, or bank transfers. No payments shall be made in cash, except petty cash reimbursements.

3. Responsibilities to Others

A. Putting the customer first

ETC creates, manufactures, and markets computing products so people can use them to make their lives better. ETC strives to understand our customers’ needs, to provide customers with the tools and skills to enhance their use of ETC products, and to be courteous and instructive.

B. Quality in all we do

There is no upper limit on the quality of the products and services that we want to provide. Employees should at all times strive for the highest quality in all they do. No employee shall knowingly misrepresent in any way the condition of any products. Testing must be done in a manner that verifies that products are being designed and manufactured to meet all appropriate quality criteria. Accurate documentation of all tests must be appropriately maintained.

C. Using ETC and third-party copyrighted material

Unauthorized duplication of copyrighted computer software and other copyrighted materials violates the law and is contrary to ETC’s standards of conduct. ETC will not tolerate the making or use of unauthorized copies under any circumstances and will comply with the law and all license or purchase terms regulating the use of any software and other copyrighted materials we acquire or use.

D. Environmental health and safety

At ETC, meeting the challenges of rapidly expanding and changing technology means more than making the finest products. We strive to produce those products in a manner that conserves the environment and protects the safety and health of our employees, our customers, and the community.

To accomplish these objectives, ETC will:

	Comply with applicable environmental, health, and safety laws and regulations in those countries in which we do business.
	Adopt our own corporate standards for protection of human health and the environment.
	Provide a safe work environment by integrating a comprehensive program of safety training and evaluation.
	Strive to anticipate future environmental, health, and safety risks and regulatory requirements, and have a proactive approach to dealing with them whenever appropriate.

We believe that a comprehensive environmental health and safety program is an essential component of our forward-looking business approach. Our goal of providing a safe work environment depends on a conscientious effort and commitment to excellence from all ETC employees.

4. Responsibilities to the Public

A. Buying and selling ETC stock

ETC’s Insider Trading Policy prohibits ETC employees from making transactions (i.e. buying or selling) in ETC stock, including options and derivatives like puts and calls, at any time when the employee may possess material information about ETC that has not been publicly disclosed. United States securities laws dictate this policy, and it applies to all executive officers, members of the Board of Directors, employees, consultants and contractors, including members of their immediate families, and members of their households, who receive or have access to material nonpublic information regarding ETC

In addition, members of ETC’s Board of Directors, executive officers and other individuals with access to material nonpublic information are subject to additional restrictions on the trading of stock. including mandatory “blackout periods” during which they may not engage in any ETC securities transactions.

ETC employees should review ETC’s Insider Trading Policy for more information, and to determine if they are restricted from trading during blackout periods. A copy of this policy is available to ETC employees [on the Company’s website] or may be requested from ETC. We strongly urge all ETC employees to read the Insider Trading Policy, paying particular attention to the specific policies and the potential criminal and civil liability and/or disciplinary action for insider trading violations which may include termination of employment. Any questions about buying or selling ETC stock should be directed to the management of the Company.

B. Meeting export requirements

Export laws that control commodities that various governments consider to be strategically important, usually because the information and products have the potential to be used for military purposes, regulate most of ETC’s confidential information and products. Compliance with export controls is critical to maintaining our good reputation in the international business community. All ETC employees, temporary employees, independent contractors and business partners must comply with ETC’s policies when exporting ETC products, working with technical data, traveling overseas, developing new products, and exporting third-party products.

C. Dealing with government contracts and other government requirements

Special requirements may apply when contracting with any government body (including national, state, provincial, municipal, or other similar government divisions in local jurisdictions). ETC employees are expected to read and to comply with all applicable ETC policies and laws relating to our dealings with governmental bodies.

Disclosure and certification requirements. In addition to ETC’s own general high standards imposed on all ETC employees, government agencies often place special disclosure and certification requirements on firms with which they do business. These requirements impose on ETC employees the need to be especially vigilant to ensure that our general business practices conform to special government pricing, contracting, and certification requirements” In certain situations, for example, ETC may have to certify that it is supplying the government with its lowest price charged to our commercial customers. ETC may also have to certify that its prices have been arrived at independently, that is, without any collaboration with a third party. ETC depends on all of its employees to make sure that these and other promises to the government are satisfied. Any doubts about such matters should be brought to the attention of ETC’s management.

Employment of former government employees. ETC is committed to observing all laws limiting the duties and types of services that former government and military employees may perform as ETC employees or as consultants to ETC. In the United States, for example, laws and regulations prohibit employment negotiations with any government employee while he or she is participating in a matter involving ETC’s interest. They also prohibit a former government employee from acting on behalf of ETC in a matter in which he or she participated substantially while employed by the government. State and local employees are often subject to similar limitations. Retired military officers have additional restrictions on their dealings with their former service. All questions in this area should be directed to ETC’s management.

Gratuities for government officials In additional to the limitations that exist on ETC employees when giving or receiving any tips, gifts, and entertainment in the context of ETC business generally, additional considerations may apply when dealing with government personnel and their representatives.

Governments have wrestled with determining when a gift or gratuity is a “bribe” or merely a “courtesy”. As a result, in many instances government regulations prohibit giving what might seem like a simple courtesy to a governmental employee. For example, the regulations of various United States government bodies prohibit employees of contractor firms (firms doing business with the government in the U.S., or a subcontractor to those firms) from providing meals, refreshments, entertainment, token gifts, or other business courtesies to government employees or military personnel. Even if a particular country does not prohibit the above activities, the U.S. Foreign Corrupt Practices Act places restrictions on American companies, and their local subsidiaries, doing business with governmental agencies outside of the United States.

There are some exceptions, though. For example, in many countries, but not the United States, it is considered common courtesy to provide small gifts on certain occasions to government officials. Within limits appropriate to the country, such gifts may be permissible (see the discussion of the Foreign Corrupt Practices Act, below). Also, serving lunch to participants (including government officials) in a business conference held on ETC premises is often not prohibited, if the purpose is to make the best use of ETC’s time and that of any government employee. Seeking advice from the government employee in advance may help to avoid embarrassment and protect the interest of ETC employees. In other words, ETC employees-before offering even the most common amenities of this sort-should check with the government employee. If circumstances warrant, employees should check with ETC’s management to see if offering the courtesy is permissible in order to avoid situations that are potentially embarrassing or, possibly, illegal.

Kickbacks, bribes and the Foreign Corrupt Practices Act. Kickbacks and bribes to obtain business are against ETC’s business practices. They are also against the law in almost every country in the world. The U.S. Foreign Corrupt Practices Act makes it illegal for a United States citizen, a U.S. company and its U.S. and non-U.S. subsidiaries, and in some instances non-U.S. nationals, to offer or to give anything of value, directly or indirectly, to a foreign government official in order to gain or retain business or to obtain an unfair competitive advantage over competitors. Numerous countries have either passed similar laws or have committed to do so.

ETC employees may not, directly or indirectly, offer or give any payment or other gift (including equipment) that could even appear to be a bribe, kickback, payoff; or other irregular type of payment to a foreign government official to influence an official act or decision. More specifically, ETC employees may not make payments or give anything of value to foreign officials or their representatives for the purpose of gaining or maintaining business or gaining an improper advantage.

These prohibitions apply to giving something to a third party, such as an agent, reseller or lobbyist, with the intention that they give it to a foreign official or with the reasonable belief that the third party will do so. Before retaining third parties to represent ETC in any business relationships with a government agency, a thorough and careful analysis of their ownership structure and business reputation in their relationship with the government agencies and officials must be undertaken.

To protect ETC and its employees, employees must check in advance with ETC’s management before giving, directly or indirectly, anything of value to government officials or their representatives.

Facilitating payments exceptions. Payments that are customary in a foreign country and that are necessary to facilitate or expedite ministerial actions ordinarily performed by foreign officials-such as obtaining routine permits or licenses; processing visas and work permits; or receiving customs, police, mail, and inspection services-are not prohibited by the U.S. Foreign Corrupt Practices Act. In the United States, facilitating payments are neither customary nor legal, and are not allowed by ETC’s policy. Further, it is not generally ETC’s policy to favor facilitating payments outside the U.S., even though legally permitted by U.S. laws. Therefore, all such facilitating payments outside the U.S. in excess of US $100 require prior approval by ETC’s management, except in exigent circumstances. In all cases, such payments must be accurately recorded in expense reports and in ETC’s books and records.

D. Political contributions and activities

Corporate contributions to political causes are illegal in many jurisdictions and electoral processes. In those cases, no ETC assets-including employee work time, use of ETC premises, or equipment-may be contributed to any political candidate, party, or campaign. Even in those cases when political contributions are legal, no company contributions shall be made without permission from ETC’s management. ETC employees may participate in any political activities of their choice on an individual basis, with their own money, and on their own personal time, subject to all applicable laws and provided that their activities otherwise comply with ETC policies.

E. Trade practices

The economy of the United States, and of most nations in which ETC does business, is based on the principle that competition and profit will produce high-quality goods at fair prices. To ensure that this principle is allowed to thrive in the marketplace, most countries have laws prohibiting certain business practices that could inhibit the competitive process. ETC supports these laws not only because they are the law, but also because we believe in the free market and the idea that healthy competition is essential to our long-term success. ETC employees should keep these thoughts in mind while performing their jobs, because the penalties for violations can be very serious-both to ETC and to the individual.

Customers. Generally, ETC may choose the parties with which it wants to do business. ETC employees should follow established procedures to respond to persons and parties seeking a business relationship with ETC, and should treat all applicants with dignity and respect. ETC may not agree with other companies, whether they are competitors or not, to refrain from doing business with a particular buyer or vendor. ETC must make such decisions independently and without collaboration with third parties. In certain countries, ETC may not condition the sale of one product to a customer on a commitment by the customer that it will purchase a second product.

Competitors. ETC must be especially careful when dealing with competitors. For example, agreements with competitors that affect product or service pricing or output, or allocate customers or sales territories, are prohibited, because they are counter to the principle of free competition, and often illegal under applicable law. ETC employees must not discuss these topics with competitors, because there is no way to legally justify any understanding that might be reached that limits our competition with such companies. Also, ETC employees must not discuss terms of sale, costs, inventories, product plans, or any other confidential or proprietary information with a competitor. In some cases, the law may also view our resellers as our competitors when we are actually competing for the same types of customers in the marketplace.

Role of ETC’s Counsel. Whether they are termed anti trust, competition, or free trade laws, the rules are designed to keep the marketplace thriving and competitive. The foregoing is merely a brief overview of the many laws applicable to our business activities in the marketplace. Understanding and applying these laws to our business activities requires the involvement of ETC’s lawyers. ETC is committed to compliance, and the consequences of violations--or even the appearance of violations--can be severe for the company and individuals. If you have any questions or issues about these rules as they apply to ETC business activities, contact ETC’s lawyers for assistance.

5. Compliance and Consequences

A. Being vigilant

It is essential that all employees be sensitive to possible violations of ETC’s business ethics-whether these violations occur in dealings with the government or the private sector, and whether they occur because of oversight or intention. Any ETC employee who has knowledge of possible violations must notify his or her manager or the Human Resources Department, as appropriate.

To assist employees in the day-to-day protection of ETC’s business, below is a list of some areas where violations of ethics policies, practices, and principles could occur.

Danger areas

Improper or excessive payments of any of the following:

•	Consulting fees
•	Public relations fees
•	Advertising fees
•	Legal fees
•	Agents’ fees
•	Commissions
•	Insurance premiums
•	Other professional fees
•	Expense reports
•	Employee bonuses or compensation arrangements
•	Employee loans
•	Miscellaneous expenses
•	Nondeductible expenses
•	Director and officer payments

In addition, violations of ethics policies, practices, and principles may often occur during the following situations:

•
Questionable payments to agents, consultants, or professionals whose backgrounds have not been adequately investigated, who do not have signed contracts or letters of engagement, or whose association with ETC would be embarrassing if exposed.

•	Payroll-related expenditures, bonuses, awards, and non-cash gifts given to or by ETC employees without proper approval and adequate documentation.
•	Payments made in cash.
•	Checks drawn payable to “Cash” or “Bearer”.
•	Transfers to or deposits in the bank account of an individual, rather than in the account or the company with which ETC is doing business.
•	Bank accounts or property titles not in ETC’s name.
•	Billings made higher or lower than normal prices or fees, at a customer’s request.
•	Payments made for any purpose other than that described in supporting documents.
•	Payments made to employees of customers or agencies through intermediary persons or organizations, or that seem to deviate from normal business transactions.
•	Any large, abnormal, unexplained or individually approved contracts or expenditures made without review of supporting documentation. Specific attention should also be given to large individual gifts.
•	Unusual transactions occurring with nonfunctional, inactive, or shell subsidiaries.
•	Undisclosed or unrecorded assets or liabilities.
•	Use of unethical or questionable means to obtain information, including information about competitors or information about government acquisition plans, procurement decisions, or actions.
•	An employment, consulting, or business relationship between an ETC employee and another company, especially a company in the same, or a related, business as ETC.
•	Frequent trading (buying and selling over short intervals) in ETC stock or in the stock of a company with which ETC does business.

B. ETC compliance

ETC is committed to integrity in all of its dealings with employees, customers, and the general public.

Voluntary disclosure. In accordance with ETC’s commitment to an effective relationship with its customers, it is the ETC’s policy to make voluntary disclosures, when appropriate, of problems affecting corporate relationships with any client, including any government body, and to cooperate with the appropriate government agency in any resulting investigation or audit. Any ETC employee who becomes aware of possible violations of any ETC policy or practice, or of any applicable law, rule, or regulation affecting ETC’s business, must notify his or her manager or the Human Resources Department, as appropriate. ETC’s management must also be notified immediately of any government inquiry, investigation, audit, or other legal notice.

To be sure ETC is meeting its obligations, particularly in dealing with government customers, employees need to understand the numerous rules and regulations that apply to their job duties. Employees should consult their managers or the Human Resources Department, as appropriate, for guidance on ETC’s and the employee’s obligations.

Report Inappropriate Behavior. Employees are required to report any conduct they believe to be inconsistent with ETC’s policies or standards, or inconsistent with ETC’s obligations to the government. Reports will be handled confidentially, on a need to know basis, so that no employee experiences retaliation for bringing these matters to the attention of ETC management, the Human Resources Department, or to members of the Audit & Finance Committee of the Board of Directors. ETC employees should refer to ETC’s [employee handbook] for procedures for reporting inappropriate behavior.

C. Consequences

ETC expects its employees (including temporary workers, consultants, independent contractors, members of the Board of Directors and employees of ETC subsidiary corporations), worldwide, to comply with all ETC ethical and business principles, as well as all policies, to rely on their own high standards and reasoned evaluation in ambiguous situations, and to seek the advice and counsel of ETC management, or the Human Resources Department, to clarify issues not covered by this policy or good judgment. These principles and policies are based in part on various laws. Violations of those laws may result in civil and criminal penalties for ETC and its employees. Therefore, ETC will take appropriate action, which may include termination of employment or other business relationship, or legal action, or referral to law enforcement authorities.

Conclusion

ETC reserves the right to change, amend, or supplement any of the above at any time. Additional information on specific ETC policies for implementing the above practices is available to ETC employees via the [ETC Employee Handbook].

ANNEX “D”

ELEPHANT TALK COMMUNICATIONS, INC.

2008 LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE I
PURPOSE

Section 1.1 Purpose. This 2008 Long-Term Incentive Compensation Plan (the “Plan”) is established by Elephant Talk Communications, Inc., a California corporation (the “Company”), to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, the Plan provides for the grant of Options, Restricted Stock Awards, Stock Appreciation Rights (“SARs”), Performance Units and Performance Bonuses to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, SARs and Performance Units to Consultants and Eligible Directors, subject to the conditions set forth in the Plan.

Section 1.2 Establishment. The Plan is effective as of [___________], 2007 and for a period of ten years thereafter. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled. The Plan is subject to approval by the Company’s stockholders in accordance with applicable law which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the stockholders, Awards under the Plan may be granted, but no such Awards may be exercised prior to receipt of stockholder approval. In the event stockholder approval is not obtained within a twelve-month period, all Awards granted shall be void.

Section 1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of _________ shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”).

ARTICLE II
DEFINITIONS

Section 2.1 “Account” means the recordkeeping account established by the Company to which will be credited an Award of Performance Units to a Participant.

Section 2.2 “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

Section 2.3 “Award” means, individually or collectively, any Option, Restricted Stock Award, SAR, Performance Unit or Performance Bonus granted under the Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit SAR or Restricted Stock Award granted under the Plan to a Consultant or an Eligible Director by the Board pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

Section 2.4 “Award Agreement” means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

Section 2.5 “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.1, the term “Board” shall include such Committee.

Section 2.6 “Change of Control Event” means each of the following:

(i) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(ii)  The merger or consolidation of the Company with or into another entity as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(iii) The sale of all or substantially all of the Company’s assets to an entity of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale do not beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Section 2.7 “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

Section 2.8 “Committee” means the Committee appointed by the Board as provided in Section 3.1.

Section 2.9 “Common Stock” means the common stock, par value $.0001 per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article X.

Section 2.10 “Consultant” means any person or entity who is engaged by the Company, a Subsidiary or an Affiliated Entity to render consulting or advisory services.

Section 2.11 “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board in such authorization.

Section 2.12 “Disability” means the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

Section 2.13 “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

Section 2.14 “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity.

Section 2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.16 “Fair Market Value” means (A) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the closing price of the Common Stock as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

Section 2.17 “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

Section 2.18 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

Section 2.19 “Option” means an Award granted under Article V of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

Section 2.20 “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under the Plan.

Section 2.21 “Performance Bonus” means the cash bonus which may be granted to Eligible Employees under Article IX of the Plan.

Section 2.22 “Performance Units” means those monetary units that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article VIII hereof.

Section 2.23 “Plan” means this Elephant Talk Communications, Inc. 2008 Long-Term Incentive Compensation Plan.

Section 2.24 “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of the Plan.

Section 2.25 “Retirement” means the termination of an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity on or after attaining age __.

Section 2.26 “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VII of the Plan.

Section 2.27 “Subsidiary” shall have the same meaning set forth in Section 424 of the Code.

ARTICLE III
ADMINISTRATION

Section 3.1 Administration of the Plan by the Board. The Board shall administer the Plan. The Board may, by resolution, appoint the Compensation Committee to administer the Plan and delegate its powers described under this Section 3.1 and otherwise under the Plan for purposes of Awards granted to Eligible Employees and Consultants.

Subject to the provisions of the Plan, the Board shall have exclusive power to:

(a) Select Eligible Employees and Consultants to participate in the Plan.
(b) Determine the time or times when Awards will be made to Eligible Employees or Consultants.
(c) Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, SAR, Performance Unit, or Performance Bonus, the number of shares of Common Stock or Performance Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Board.
(d) Determine whether Awards will be granted singly or in combination.
(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.
(f) Determine whether and to what extent a Performance Bonus may be deferred, either automatically or at the election of the Participant or the Board.
(g) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

Section 3.2 Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in the Plan and to determine the number of Nonqualified Stock Options, Performance Units, SARs or shares of Restricted Stock awarded to Eligible Directors selected for participation. If the Board appoints a committee to administer the Plan, it may delegate to the committee administration of all other aspects of the Awards made to Eligible Directors.

Section 3.3 Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan, as it may deem necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan or any Awards and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties.

Section 3.4 Section 162(m) Provisions. The Company intends for the Plan and the Awards made there under to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation” if it is determined by the Board that such qualification is necessary for an Award. Accordingly, the Board shall make determinations as to performance targets and all other applicable provisions of the Plan as necessary in order for the Plan and Awards made there under to satisfy the requirements of Section 162(m) of the Code.

ARTICLE IV
GRANT OF AWARDS

Section 4.1 Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the shares authorized under Section 1.3.

(b) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(c) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(d) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(e) The Board shall be prohibited from canceling, reissuing or modifying Awards if such action will have the effect of repricing the Participant’s Award.

 (f)  Eligible Directors may only be granted Nonqualified Stock Options, Restricted Stock Awards, SARs or Performance Units under this Plan.

(g) The maximum term of any Award shall be ten years.

ARTICLE V
STOCK OPTIONS

Section 5.1 Grant of Options. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

Section 5.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; or (iii) a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under the Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

(e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g) Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1 Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

Section 6.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Restricted Stock Awards granted to an Eligible Employee shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors shall require the holder to provide continued services to the Company for a period of time. These employment and service requirements are collectively referred to as a “Restriction Period”. The Board or the Committee, as the case may be, shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. In addition to any time vesting conditions determined by the Board or the Committee, as the case may be, Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria based upon the Company’s achievement of all or any of the operational, financial or stock performance criteria set forth on Exhibit A annexed hereto, as may from time to time be established by the Board or the Committee, as the case may be. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Board or the Committee, as the case may be shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. In addition to acceleration of vesting upon the occurrence of a Change of Control Event as provided in Section 11.5, the Board or the Committee, as the case may be, may, in its discretion, accelerate the vesting of a Restricted Stock Award in the case of the death, Disability or Retirement of the Participant who is an Eligible Employee or resignation of a Participant who is a Consultants or an Eligible Director.

(b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c) Rights as Stockholders. During any Restriction Period, the Board may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

ARTICLE VII
STOCK APPRECIATION RIGHTS

Section 7.1 Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of the Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of the Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

Section 7.2 Exercise and Payment. SARs granted under the Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in shares of Common Stock.

Section 7.3 Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the Exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

ARTICLE VIII
PERFORMANCE UNITS

Section 8.1 Grant of Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 8.2.

Section 8.2 Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a) Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b) Achievement of Performance Goals. The Board shall establish performance targets for each Award for a period of no less than a year based upon some or all of the operational, financial or performance criteria listed in Exhibit A attached. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE IX
PERFORMANCE BONUS

Section 9.1 Grant of Performance Bonus. The Board may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus in any period of one year or more upon the achievement of a performance target established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target shall be based upon all or some of the operational, financial or performance criteria more specifically listed in Exhibit A attached.

Section 9.2 Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus shall be made within 60 days of the Board’s certification that the performance target(s) has been achieved unless the Participant has previously elected to defer payment pursuant to a nonqualified deferred compensation plan adopted by the Company. Payment of a Performance Bonus may be made in either cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X
STOCK ADJUSTMENTS

In the event that the shares of Common Stock, as constituted on the effective date of the Plan, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article X and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article X which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE XI
GENERAL

Section 11.1 Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time provided, however, that it may not, without stockholder approval, adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article X), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan.

Section 11.2 Termination of Employment; Termination of Service. If an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death, Disability or Retirement, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to three months from such date of termination (one year in the case of death or Disability (as defined above) in lieu of the three-month period), and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

In the event a Consultant ceases to provide services to the Company or an Eligible Director terminates service as a director of the Company, the unvested portion of any Award shall be forfeited unless otherwise accelerated pursuant to the terms of the Eligible Director’s Award Agreement or by the Board. The Consultant or Eligible Director shall have a period of three years following the date he ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of termination of service.

Section 11.3 Limited Transferability – Options. The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition, there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted expressly provide for transferability in a manner consistent with this paragraph. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 11.3. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 11.2 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.2 hereof. No transfer pursuant to this Section 11.3 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 11.3, all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

Section 11.4 Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

Section 11.5 Change of Control. Notwithstanding any other provision in this Plan to the contrary, Awards granted under the Plan to any Eligible Employee, Consultant or Eligible Director shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event unless the terms of the Award state otherwise.

Section 11.6 Amendments to Awards. Subject to the limitations of Article IV, such as the prohibition on repricing of Options, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

Section 11.7 Registration; Regulatory Approval. Following approval of the Plan by the stockholders of the Company as provided in Section 1.2 of the Plan, the Board, in its sole discretion, may determine to file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable.

Section 11.8 Right to Continued Employment. Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

Section 11.9 Reliance on Reports. Each member of the Board and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 11.10 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 11.11 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable Federal law.

Section 11.12 Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

Section 11.13 No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

Section 11.14 Conformance to Section 409A of the Code To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

EXHIBIT A

2008 Long-Term Incentive Compensation Plan
Performance Criteria

Operational Criteria may include:
Reserve additions/replacements
Finding & development costs
Production volume
Production Costs
Financial Criteria may include:
Earnings (net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”)

Earnings per share:
Cash flow
Operating income
General and Administrative Expenses
Debt to equity ratio
Debt to cash flow
Debt to EBITDA
EBITDA to Interest
Return on Assets
Return on Equity
Return on Invested Capital
Profit returns/margins
Midstream margins

Stock Performance Criteria:
Stock price appreciation
Total stockholder return
Relative stock price performance